As filed with the Securities and Exchange Commission on November 16, 2006
1933 Act File No. 333-137385
1940 Act File No. 811-21949

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
(Check appropriate box or boxes)

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	Pre-Effective Amendment No. 2
☐	Post-Effective Amendment No.
and
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	Amendment No. 2
DWS Dreman Value Income Edge Fund, Inc.
345 Park Avenue
New York, NY 10154
(800) 728-3337
Agent for Service
Michael G. Clark
345 Park Avenue
New York, NY 10154
Copies of Communications to:

David A. Sturms, Esq. Cathy G. O’Kelly, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 N. LaSalle Street Chicago, IL 60601	Joseph A. Hall, Esq. Davis Polk & Wardwell 450 Lexington Avenue New York, New York 10017 212-450-4000
      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
      It is proposed that this filing will become effective (check appropriate box)
           ☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount Being	Offering Price	Aggregate Offering	Amount of
Being Registered	Registered	Per Unit	Price(1)	Registration Fee(2)

Common Stock	42,500,000	$20.00	$850,000,000	$90,950

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Transmitted via federal wire transfer (federal wire reference #1115B1Q8384C008937) to the account of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA, $3.75 of which has been previously paid.

      The Registrant intends to amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer is not permitted.

PRELIMINARY PROSPECTUS (Subject to Completion)
Issued November 16, 2006
                                    Shares
DWS Dreman Value Income Edge Fund, Inc.
COMMON STOCK

DWS Dreman Value Income Edge Fund, Inc. (the “Fund”) is offering          shares of common stock. This is the initial public offering of the Fund’s shares of common stock, and no public market exists for its common stock. The Fund is a newly organized, non-diversified, closed-end management investment company.
Investment Objective. The Fund seeks to achieve a high level of total return. The Fund pursues its investment objective through a combination of an income strategy designed to generate regular income with the potential for capital appreciation while reducing volatility (the “Income Strategy”), and a quantitative long/short strategy designed to seek returns that are uncorrelated with the market (the “Hedge Strategy”). There is no assurance that the Fund will achieve its objective.
No Prior History. Because the Fund is newly organized, its common stock has no history of public trading. Common stock of closed-end funds frequently trades at prices lower than the funds’ net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their common stock in a relatively short period after the completion of this public offering. The Fund’s common stock has been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “DHG.”
(continued on following page)

Investing in common stock involves certain risks. See “Risks” on page 26 of this prospectus.

PRICE $20.00 A SHARE

Proceeds
			Estimated Offering	After Expenses
	Price to Public	Sales Load	Expenses	to the Fund

Per Share	$20.00	$0.90	$0.04	$19.06
Total	$	$	$	$
The underwriters may also purchase up to an additional                  common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover overallotments. If such option is exercised in full, the total price to public, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $        , $        , $        and $        , respectively. See “Underwriters.”
Deutsche Investment Management Americas Inc., the Fund’s investment adviser, will pay a marketing and structuring fee of $                 to Morgan Stanley & Co. Incorporated. Deutsche Investment Management Americas Inc. will also pay a marketing and structuring fee to A.G. Edwards & Sons, Inc., which will not exceed 0.50% of the aggregate price to public of the common shares sold by A.G. Edwards & Sons, Inc. in this offering. These fees are not reflected under estimated offering expenses in the table above. See “Underwriters — Additional Compensation to Be Paid by the Investment Adviser.”
The Fund will pay offering expenses (other than the sales load) up to an aggregate of $0.04 per share of the Fund’s common stock sold in this offering. Deutsche Investment Management Americas Inc. has agreed to bear (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) that exceed $0.04 per share of the Fund’s common stock. The aggregate offering expenses (other than the sales load) to be incurred by the Fund currently are estimated to be $        (including amounts to be incurred by Deutsche Investment Management Americas Inc. on behalf of the Fund). Proceeds to the Fund are calculated after expenses paid by the Fund.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The underwriters expect to deliver the shares of common stock to purchasers on or about                  , 2006.

MORGAN STANLEY

A.G. EDWARDS	DEUTSCHE BANK SECURITIES

H&R BLOCK FINANCIAL ADVISORS, INC.	FERRIS, BAKER WATTS, INCORPORATED	J.J.B. HILLIARD, W.L. LYONS, INC.
JANNEY MONTGOMERY SCOTT LLC	OPPENHEIMER & CO.	RBC CAPITAL MARKETS
STIFEL NICOLAUS		WELLS FARGO SECURITIES
                    , 2006.

(continued from previous page)
Principal Strategies. The Fund allocates its assets between the Income Strategy and the Hedge Strategy depending on the assessment of the Fund’s subadviser, Dreman Value Management, LLC (“Dreman” or the “Subadviser”), of current market conditions and the attractiveness of available investment opportunities. Under normal circumstances, the Fund will allocate at least 10%, but not more than 40%, of its Managed Assets to the Hedge Strategy. “Managed Assets” means the average daily total assets of the Fund, including the assets attributable to leverage, minus liabilities (other than debt representing financial leverage). The Income Strategy emphasizes both dividend-paying common stocks and other income-producing securities, including high-yield bonds, preferred stock, and securities of real estate investment trusts, energy trusts and other investment companies. The Hedge Strategy focuses on long and short positions of common stocks of U.S. companies that are similar in size to the companies in the S&P 500 Index. Both strategies are implemented using a value-oriented investment process.
Leverage. The Fund may borrow and/or issue preferred stock or debt securities to the extent permitted by the Investment Company Act of 1940, as amended. These practices are known as leveraging. Depending on the Subadviser’s assessment of market conditions, the Fund currently anticipates using leverage in an amount up to approximately 33 1/3% of the Fund’s total assets (including the leverage proceeds) and anticipates initially leveraging principally through borrowing. Leverage creates a greater risk of loss, as well as a potential for greater income and capital appreciation, for the shares of common stock than if leverage is not used. The Fund’s leveraging strategy may not be successful. See “Use of Leverage,” on page 24 of the prospectus.
Investment Adviser and Subadviser. The Fund’s investment adviser is Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Adviser”). DeIM is part of the U.S. asset management activities of Deutsche Bank AG. Dreman Value Management, LLC serves as the Fund’s subadviser and is responsible for the day-to-day management of the Fund’s portfolio of securities.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common stock, and retain it for future reference. A statement of additional information, dated                     , 2006, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 59 of this prospectus, annual and semi-annual reports to stockholders when available, and other information about the Fund, by calling (800) 349-4281 or by writing to the Fund or by visiting the Fund’s website at www.cef.dws-scudder.com (information included on the website does not form a part of this prospectus) or obtain a copy (and other information regarding the Fund) from the U.S. Securities and Exchange Commission’s web site (http://www.sec.gov).

The Fund’s common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      You should rely only on the information contained or incorporated by reference in this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since that date.
      Until                     , 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY
      This is only a summary of information contained elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in the Fund’s shares of common stock offered by this prospectus (“Common Shares”). You should review the more detailed information contained in this prospectus and the statement of additional information, especially the information set forth under the headings “Investment Objective, Strategies and Policies” and “Risks.”

The Fund	DWS Dreman Value Income Edge Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering	The Fund is offering shares of common stock, $0.01 par value per share, at $20.00 per share through a group of underwriters led by Morgan Stanley & Co. Incorporated. The minimum purchase in this offering is 100 Common Shares ($2,000). The Fund has given the underwriters an option to purchase up to additional Common Shares to cover overallotments. See “Underwriters.” The Fund will pay offering expenses (other than the sales load) up to an aggregate of $0.04 per share of the Fund’s Common Shares sold in this offering. Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Adviser”), the investment adviser to the Fund, has agreed to bear (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) that exceed $0.04 per share of the Fund’s Common Shares. The aggregate offering expenses (other than the sales load) to be incurred by the Fund currently are estimated to be $ (including amounts to be incurred by DeIM on behalf of the Fund). Proceeds to the Fund are calculated after expenses paid by the Fund.

Who May Want to Invest	You should consider your own investment goals, time horizon and risk tolerance before investing in Common Shares of the Fund. An investment in the Fund’s Common Shares may not be appropriate for all investors and is not intended to be a complete investment program. The Fund’s Common Shares may be an appropriate investment for you if you are seeking:

• The opportunity for a high level of total return;

• Access to an experienced portfolio management team; and

• A value-oriented investment strategy that seeks to identify undervalued securities in the market.

However, keep in mind you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objective	The Fund seeks to achieve a high level of total return. The Fund pursues its investment objective through a combination of an income strategy designed to generate regular income with the potential for capital appreciation while reducing volatility (the “Income Strategy”), and a quantitative long/short strategy designed to seek returns that are uncorrelated with the market (the “Hedge Strategy”). There is no assurance that the Fund will achieve its objective. See “Investment Objective, Strategies and Policies.”

Principal Investment Strategies	The Fund allocates its assets between the Income Strategy and the Hedge Strategy depending on the assessment of Dreman Value Management LLC, the Fund’s subadviser (“Dreman” or the “Subadviser”), of current market conditions and the attractiveness of available investment opportunities. Under normal circumstances, the Fund will allocate at least 10%, but not more than 40%, of its Managed Assets to the Hedge Strategy. “Managed Assets” means the average daily total assets, including the assets attributable to leverage, minus liabilities (other than debt representing financial leverage). The percentage allocation of assets between the Income Strategy and Hedging Strategy may vary. Both strategies are implemented using a value-oriented investment process.

Income Strategy. The Income Strategy will consist of investments in dividend-paying common stocks and other income-producing securities, including, but not limited to, high yield bonds, preferred stocks, and securities of real estate investment trusts (“REITs”), energy trusts and other investment companies. Equity securities are selected for the Income Strategy using a value-oriented investment approach, with an emphasis on securities that the Subadviser believes offer the potential for regular income and capital appreciation. The emphasis on income is also intended to reduce volatility. When implementing the Income Strategy, the Subadviser develops a universe of potential investments using quantitative (i.e., statistical) factors including price-to-earnings (“P/E”) ratios, price-to-book ratios and cash flow ratios. The Subadviser then applies a bottom-up fundamental (or qualitative) analysis to select the investments from the universe that the Subadviser believes are most attractive. The Subadviser seeks to invest in securities that it believes are trading below their true market value and generally invests in securities that have P/E ratios below the average for the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

High yield bonds and non-equity securities are selected using relative value and fundamental analysis. The Subadviser seeks to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade securities.

Although the Fund will not invest more than 25% of its assets in any single industry, the Fund’s emphasis on income-producing securities may result in significant exposure to the energy and real estate sectors. Both of these sectors tend to be cyclical in nature, and a prolonged downturn in either sector could have an adverse effect on the Fund’s net asset value.

Hedge Strategy. The Hedge Strategy seeks to provide returns that are not correlated with the market, as measured by the performance of the S&P 500 Index. The Hedge Strategy focuses on long and short positions of common stocks of U.S. companies that are similar in size to the companies in the S&P 500 Index. The Subadviser generally seeks to buy, or take long positions in, common stocks with low P/E ratios and seeks to sell, or hold short positions in, common stocks with high P/E ratios. The Subadviser uses the proprietary process described above, which emphasizes quantitative factors to select the potential universe of investments. As part of the Hedge Strategy, the Subadviser may also seek to enhance returns through futures on stock indices, options on futures, securities of exchange-traded funds and other instruments that provide broad market exposure.

Other Techniques. The Fund may invest up to 30% of its Managed Assets in securities of foreign issuers. The Fund is permitted, but not required, to use various types of derivative products (contracts whose value depends on, for example, indexes, currencies or securities). Derivatives may be used for hedging or risk management or for non-hedging purposes to seek to enhance potential returns. The Fund also may use derivatives when the Subadviser believes they offer an economical means of gaining exposure to a particular asset class or to maintain exposure to a market.

Use of Leverage	The Fund may borrow and/or issue preferred stock or debt securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). These practices are known as leveraging. Depending on the Subadviser’s assessment of market conditions, the Fund currently anticipates using leverage in an amount up to approximately 33 1/3% of the Fund’s total assets (including the leverage proceeds) and anticipates initially leveraging principally through borrowings. If the net rate of return on the Fund’s investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to holders of the Fund’s Common Shares (the “Common Shareholders”).

The use of leverage creates an opportunity for increased income and capital appreciation for Common Shareholders, but also involves special risks, including the likelihood of greater volatility in the net asset value and market price of the Common Shares. During periods in which the Fund is using leverage, the fees received by the Fund’s Investment Adviser and Subadviser will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include assets attributable to leverage. There is no assurance that the Fund will use leverage or, if leverage is used, that it will be successful in achieving the Fund’s investment objective. See “Use of Leverage” and “Risks — Leverage Risks.”

Investment Adviser and Subadviser	The Fund’s investment adviser is Deutsche Investment Management Americas Inc. DeIM provides a full range of investment advisory services to retail and institutional clients, and as of June 30, 2006 had total assets of approximately $164 billion under management. DeIM is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. As of June 30, 2006, Deutsche Asset Management, the global asset management division of Deutsche Bank AG, had more than US$650 billion in assets under management. DeIM is part of

Deutsche Asset Management. DeIM also acts as the Fund’s administrator.

Dreman Value Management LLC serves as the Fund’s subadviser pursuant to a sub-advisory agreement between DeIM and Dreman. Dreman was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977. As of June 30, 2006, Dreman had approximately $17.8 billion in assets under management.

The Fund has agreed to pay DeIM a management fee payable on a monthly basis at the annual rate of 1.00% of the Fund’s average daily Managed Assets for the services and facilities it provides. For more information on fees and expenses, see “Summary of Fund Expenses” and “Management of the Fund.”

Dividends and Distributions	The Fund intends to distribute to Common Shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. The Fund expects to declare its initial monthly dividend within 60 days and pay its initial monthly dividend within 80 days after the completion of this offering, depending on market conditions. See “Dividends and Distributions.”

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan, Common Shareholders may elect to have all dividends and distributions (including all capital gain distributions) automatically reinvested in shares of common stock of the Fund. If Common Shareholders of the Fund do not elect to participate, such Common Shareholders will receive all dividends and distributions in cash. Common Shareholders whose stock is held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See “Dividend Reinvestment and Cash Purchase Plan.”

Listing of the Common Shares	The Common Shares have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “DHG.”

Risk Considerations	Risk is inherent in all investing. Therefore, before investing in the Common Shares you should consider the following risks as well as the other information in this prospectus.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return over the long term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective as well as the investor’s other investments when considering an investment in the Common Shares.

Investment and Market Risk. An investment in the Common Shares is subject to investment risk and market risk, including the possible loss of the entire principal amount of your investment. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund. At any point in time, Common Shares may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions.

Market Discount Risk. Shares of closed-end investment companies like the Fund frequently trade at a price below their net asset value, commonly referred to as a “discount.” This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Because the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. The Fund’s net asset value immediately following this offering will be reduced by the deduction of the sales load and the amount of organizational and offering expenses paid by the Fund. See “Use of Proceeds.”

Common Stock Risk. The Fund may invest in common stocks. Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of commons stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Value Style Risk. The Fund focuses its investments on dividend-paying common stocks or other income-producing securities that the Subadviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks, including the risk that securities that are perceived as “value” stocks may not perform as well as securities that are perceived as “growth” stocks during periods when the market favors growth stocks generally over value stocks.

Preferred Stock Risk. The Fund may invest in preferred stocks. Special risks associated with investing in preferred stock include deferral of distributions or dividend payments (including, in some cases the right of an issuer never to pay missed dividends), subordination, illiquidity, limited voting rights and redemption by the issuer.

Energy Trust Risk. The Fund may invest in equity securities of Canadian royalty income trusts that own and/or operate energy related assets (“Energy Trusts”). The value of Energy Trusts may fluctuate in response to changes in the financial condition of the issuer, the conditions of equity markets generally, commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies of issuers, issues relating to the regulation of the energy industry and operational risks related to the energy industry. Distributions on securities of Energy Trusts will depend on various factors including the operating performance and financial condition of the Energy Trusts, tax treatment of such distributions, and general economic conditions.

REIT Risk. The Fund may invest in common stocks, preferred stocks, convertible securities and rights and warrants, each issued by REITs. As a result, an investment in the Fund may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities rank below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Below Investment Grade Securities Risk. The Fund may invest in below investment grade securities. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss as they are predomi-

nantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The market values for debt securities of below investment grade quality also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Investment Company Risk. The Fund may invest in securities of other investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, including the investment company’s investment advisory and administrative fees. At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this prospectus. Securities of business development companies, a type of closed-end investment company, also may include risks commonly associated with private equity and venture capital investments, and may be subject to a higher degree of risk.

Key Personnel Dependence Risk. Although the Subadviser has a long operating history, the firm is relatively small and is dependent on the services of a limited number of key investment personnel including the firm’s founder, David N. Dreman. In the event of a loss of key members of the investment team, including in particular Mr. Dreman, the Subadviser may have to hire additional personnel and to the extent that it is unable to hire qualified individuals its operations may be affected.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

• Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

• Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

• Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

• Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

• Currency Risk. The Fund may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

• Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

• Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

• Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Fund. In addition, special U.S. tax considerations may apply to the Fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Sector Risk. While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. If the security selection process results in more attractive stocks within a market sector or industry, then the Subadviser would tend to overweight that sector or industry. Overweighting investments in certain market sectors or industries, such as the real estate or energy sectors, may cause the Fund to suffer a loss related to advances or declines in the prices of stocks in those sectors or industries. Both of these sectors tend to be cyclical in nature, and a prolonged downturn in either sector could have an adverse effect on the Fund’s net asset value.

Dividend and Distribution Risk. Dividends and distributions paid by the Fund to its Common Shareholders are derived in part from realized capital gains, dividends and interest income from the Fund’s investments in equity and debt securities and total returns generated from the Fund’s other investment techniques. The total return generated by the Fund’s investments can vary widely over the short-term and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings of preferred securities and debt securities may decline, which then may adversely affect the Fund’s distributions on Common Shares as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

Leverage Risk. Leverage is a speculative technique that may magnify losses of the Fund and adversely affect Common Shareholders. The Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to any leverage. If the income and gains earned on securities purchased with leverage proceeds are greater than the costs of leverage, the return on Common Shares will be greater than if leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the costs of leverage, the return on Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including:

• the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of leverage, are borne entirely by the Common Shareholders;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any leverage that the Fund must pay will reduce the return to the holders of Common Shares and will reduce income available for distribution; and

• the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem senior securities or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund’s use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

During periods in which the Fund is using leverage, the fees received by the Fund’s Investment Adviser and Subadviser will be higher than if leverage had not been used, because the fees paid will be calculated based on the Fund’s Managed Assets, which include assets attributable to leverage.

Short Sale Risk. The Fund may sell securities short. Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales is in effect a form of leveraging the Fund’s portfolio that could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

The Fund’s net asset value may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions. On the other hand, the Fund’s net asset value may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio. If the Fund’s long and short positions do not perform as anticipated, the Fund’s potential losses could exceed those of other funds that hold only long stock portfolios.

The Fund may not always be able to close out a short position at a particular time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities in the Fund’s portfolio will decline in value because of increases in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise.

Prepayment and Extension Risk. Preferred stocks and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration, and reduce the value of the security. This is known as extension risk.

Derivatives Risk. The Fund may use derivatives to enhance return and for hedging purposes. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing their fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

Call Option Risk. As the seller of a call option, the Fund forgoes, during the option’s term, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the price of the underlying security decline. The extent of the Fund’s exposure to call option risk will vary depending on the degree to which call options are written on the portfolio. In addition, the value of any call options written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the securities or indices underlying the options and the remaining time to the options’ expiration. The value of the call options also may be adversely affected if the market for the options becomes less liquid or smaller.

As the purchaser of a call option, depending on the price of the underlying instrument, the Fund may choose not to exercise its call option prior to its expiration, in which case the Fund would lose the premium it paid for the call option. Upon exercise of the call option, if the counterparty fails to make delivery of the instrument, the Fund will lose any premium it paid as well as any anticipated benefit of the transaction. The Fund’s ability to close out its position as a purchaser of a call option is dependent, in part, upon the liquidity of the option market, which in turn depends on a number of factors.

Warrant and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Repurchase Agreement Risk. With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of certain portfolio securities and distributions thereon can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Non-Diversified Status. As a “non-diversified” investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer and, accordingly, may invest a greater portion of its assets in the secondary market securities of a similar number of issuers than a diversified Fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares. The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Market Disruption Risk. The U.S. securities markets are subject to disruption as a result of terrorist activities such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, or may in the future lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

Anti-Takeover Provisions in the Fund’s Charter and By-Laws	Certain provisions of the Fund’s charter (“Charter”) and by-laws (“By-Laws”), including the use of a classified board, could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. These provisions may have the effect of depriving Common Shareholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end status. See “Certain Provisions of the Fund’s Charter and By-Laws.”

Custodian, Transfer Agent and Dividend-Disbursing Agent	State Street Bank and Trust Company will act as the Fund’s custodian. DWS Scudder Investments Service Company will act as the Fund’s transfer agent and dividend-disbursing agent. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

SUMMARY OF FUND EXPENSES
      The following table assumes leverage in an amount equal to 33 1/3% of the Fund’s total assets (including assets attributable to leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no leverage is used by the Fund. The Investment Adviser (and not the Fund) will pay marketing and structuring fees to certain underwriters in connection with this offering. For information regarding the marketing and structuring fees payable by the Investment Adviser (and not the Fund) to certain underwriters in connection with this offering, see “Underwriters — Additional Compensation to be Paid by the Investment Adviser.”

Percentage of
Offering Price

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Leverage Costs (estimated as a percentage of estimated proceeds from the Fund’s Common Share offering, after deducting offering costs)(1)	0.11%
Expenses Borne by the Fund(2)	0.20%
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net
Assets Attributable to
Common Shares
(Assumes
Leverage)(2)(4)

Annual Expenses
Management Fee(5)	1.65%
Leverage Expenses(6)	2.89%
Other Expenses(7)	0.26%

Total Annual Expenses	4.80%

(1)	If the Fund engages in leverage through borrowings, the costs of establishing a borrowing facility will be borne by holders of Common Shares and, assuming the Fund immediately expenses the entire amount of leverage costs, will result in an immediate reduction of the net asset value of the Common Shares. Assuming leverage in an amount equal to 33 1/3% of the Fund’s Managed Assets (including the aggregate amount obtained from leverage), those costs are estimated to be approximately $0.02 per Common Share (0.11% of the estimated proceeds from the Fund’s Common Share offering, after deducting offering costs). These costs do not include interest expense on borrowings. See footnote (6).

(2)	The Fund will pay offering expenses (other than the sales load) up to an aggregate of $0.04 per share of the Fund’s Common Shares sold in this offering. DeIM has agreed to bear (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) that exceed $0.04 per share of the Fund’s Common Shares. The aggregate offering expenses (other than the sales load) are estimated to be $ (including amounts to be incurred by DeIM on behalf of the Fund). Proceeds to the Fund are calculated after expenses paid by the Fund.

(3)	You will pay service and brokerage charges if you direct the Plan Agent (as defined below) to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment and Cash Purchase Plan.”

(4)	Stated as a percentage of net assets attributable to Common Shares assuming leverage. The table presented below in this footnote estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s net assets attributable to Common Shares assuming no leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net
Assets Attributable to
Common Shares
(Assumes No Leverage)

Annual Expenses
Management Fee(5)	1.10%
Other Expenses(7)	0.26%
Interest Payments on Borrowed Funds	None

Total Annual Expenses	1.36%

(5)	Includes an administrative fee payable to DeIM of 0.10% of the Fund’s average daily Managed Assets. The Management Fee is also charged as a percentage of the Fund’s average daily Managed Assets.

(6)	Includes estimated annual leverage expense, based on an annual interest /dividend rate of 5.75% and that portion of the estimated costs of establishing a borrowing facility that is amortizable in a one-year period.

(7)	“Other Expenses” include an estimate of 0.15% of net assets for dividend expenses on short sales, which are dividends paid to the lenders of borrowed securities. Dividend expenses will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends.
      The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues 20,000,000 Common Shares. If the Fund issues fewer Common Shares, estimated expenses could be higher as a percentage of net assets attributable to Common Shares, which could adversely affect the investment performance of the Fund.
Example
      The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated expenses of this offering payable by the Fund of $2), assuming (1) “Total Annual Expenses” of 4.80% of net assets attributable to Common Shares and (2) a 5% annual return.*

	1 Year	3 Years	5 Years	10 Years

Cumulative Expenses Paid for the Period of:	$93	$185	$277	$509
      The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

*	The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at the Common Share net asset value. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND
      The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on September 13, 2006. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 345 Park Avenue, New York, New York 10154, and its telephone number is (800) 728-3337.
USE OF PROCEEDS
      The net proceeds of this offering are estimated at approximately $          ($          if the underwriters exercise the overallotment option in full), after deduction of the sales load and payment of estimated offering expenses payable by the Fund. The Fund will pay all of its offering costs up to $0.04 per Common Share, and the Investment Adviser has agreed to bear (i) all of the Fund’s organizational costs and (ii) all of the Fund’s offering costs (other than sales load) that exceed $0.04 per Common Share. The Subadviser anticipates that the investment of the net proceeds will be made in accordance with the Fund’s investment objective and policies, as appropriate investment opportunities are identified, within approximately three months after completion of this offering. Pending such investment, those proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents. See “Investment Objective, Strategies and Policies.”

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES
Investment Objective
      The Fund seeks to achieve a high level of total return. The Fund pursues its investment objective by investing: (i) in a diversified portfolio of income-producing securities designed to generate regular income with the potential for capital appreciation while reducing volatility (the “Income Strategy”); and (ii) in a long/short portfolio designed to seek returns that are not correlated with the market (the “Hedge Strategy”). The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without a shareholder vote.
Principal Investment Strategies
      The Fund allocates its assets between the Income Strategy and the Hedge Strategy depending on the Subadviser’s assessment of current market conditions and the attractiveness of available investment opportunities. Under normal circumstances, the Fund will allocate at least 10%, but not more than 40%, of its Managed Assets to the Hedge Strategy. “Managed Assets” means the average daily total assets, including the assets attributable to leverage, minus liabilities (other than debt representing financial leverage). Both strategies are implemented using a value-oriented investment process, with an emphasis on stocks with low price-to-earnings (“P/E”) ratios, price-to-book ratios and cash flow ratios.

Income Strategy
      The Income Strategy will consist of dividend-paying common stocks and other income-producing securities, including, but not limited to, high yield bonds, preferred stocks, and securities of REITs, energy trusts and other investment companies. The Subadviser follows a value-oriented investment approach in selecting equity securities, emphasizing securities that it believes offer the potential for high investment income and capital appreciation. The emphasis on income is also intended to reduce volatility. When implementing the Income Strategy, the Subadviser develops a universe of potential investments using quantitative (i.e., statistical) factors including P/E ratios, price-to-book ratios and cash flow ratios. The Subadviser then applies a bottom-up fundamental (or qualitative) analysis to select the investments from the universe that the Subadviser believes are most attractive. The Subadviser seeks to invest in securities that it believes are trading below their true market value and generally invests in securities that have P/E ratios below the average for the S&P 500 Index.
      High yield bonds and non-equity securities are selected using relative value and fundamental analysis. The Subadviser seeks to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade securities.
      Although the Fund will not invest more than 25% of its assets in any single industry, the Fund’s emphasis on income-producing securities may result in significant exposure to the energy and real estate sectors. Both of these sectors tend to be cyclical in nature, and a prolonged downturn in either sector could have an adverse effect on the Fund’s net asset value.

Hedge Strategy
      The Hedge Strategy seeks to provide returns that are not correlated with the market, as measured by the performance of the S&P 500 Index. The Hedge Strategy focuses on long and short positions of common stocks of U.S. companies that are similar in size to the companies in the S&P 500 Index. The Subadviser generally seeks to buy, or take long positions, in common stocks with low P/ E ratios and seeks to sell, or hold short positions in, common stocks with high P/ E ratios. The Subadviser uses the proprietary process described above, which emphasizes quantitative factors to select the potential universe of investments. As part of the Hedge Strategy, the Fund may also seek to enhance returns through futures on stock indices, options on futures, securities of exchange-traded funds and other instruments that provide broad market exposure.

Types of Securities and Investment Techniques

Common Stock
      Common stock represents the residual ownership interest in the issuer and holders of common stock are entitled to the income and the increase in value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock
      Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares.

Energy Trusts
      Units of Canadian royalty income trusts represent an equity ownership interest in a trust created under the laws of one of the Canadian provinces. Trust units generally entitle the holder to receive monthly or quarterly distributions from the royalty income trust as well as the potential to share in capital appreciation of trust units. In the event of liquidation of the royalty income trust that issued units, holders generally would be entitled to a pro rata share of any liquidation proceeds remaining after payment of all outstanding debt and other liabilities. Securities of royalty income trusts generally trade on one or more Canadian stock exchanges, and may also trade on one of the United States stock exchanges. Holders of trust units generally have the right to vote on the election of directors or managers of the trust.

REITs
      The Fund may invest in common stocks, preferred stocks, convertible securities and rights and warrants, each issued by REITs. REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed.

Convertible Securities
      A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-

convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Investment Grade Debt Securities
      The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The Fund may invest in debt securities of any maturity. Certain bonds are “perpetual” in that they have no maturity date.

Below Investment Grade Securities
      The Fund may invest in fixed-income securities of below investment grade quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “Baa” by Moody’s or “BBB” by S&P, or unrated securities that are of comparable quality, are commonly referred to as “junk bonds.”
          Investment Companies
      The Fund may invest in securities of other open- or closed-end investment companies to the extent permitted by the 1940 Act. The Fund expects that these investments will include securities of exchange-traded funds (“ETFs”) and business development companies. ETFs generally are passively managed and seek to track or replicate a desired index. Business development companies generally are specialty finance companies that provide debt and/or equity capital to companies at various stages of development from emerging growth companies to expansion-stage companies to established companies.
          Foreign Securities
      The Fund may invest up to 30% of its Managed Assets in securities of foreign issuers. While the Fund expects that its investments in foreign securities will consist primarily of sponsored American Depository Receipts (“ADRs”) denominated in U.S. dollars, the Fund may invest in other foreign securities. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Short Sales
      A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund may also make short sales “against the box” without being subject to such limitations.
In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.
          Strategic Transactions and Derivatives
      The Fund may use certain strategies for purposes such as enhancing return, seeking to hedge various market risks inherent in the Fund’s portfolio, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or in connection with the Fund’s use of leverage or otherwise.

These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options on futures, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below. For a more complete discussion of the Fund’s investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see “Investment Policies and Techniques — Strategic Transactions and Derivatives” in the Fund’s statement of additional information.
      Options. The Fund may purchase or sell, i.e., write, options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price.
      Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options on futures that are traded on a commodities exchange or board of trade to enhance return or for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices and U.S. government securities.

Repurchase Agreements
      Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Subadviser, acting under the oversight of the Board of Directors of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Restricted and Illiquid Securities
      The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder. It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Loans of Portfolio Securities
      To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.
      If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and, in some cases, even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e., income other than qualified dividend income). See “Investment Policies and Techniques — Lending of Portfolio Securities” in the Fund’s statement of additional information.

Temporary Investments
      Pending investment of offering or leverage proceeds or when attractive investment opportunities are not available, the Fund may invest without limit in securities issued by the U.S. government or its agencies or instrumentalities, and in short-term debt securities, including commercial paper, repurchase agreements, certificates of deposits, and other money market instruments, including securities of money market funds, or in cash or cash equivalents, all of which are expected to produce lower returns than the securities normally held in the portfolio. The Fund also may invest in high quality short-term securities or cash on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends and distributions, and to facilitate the payment of expenses and settlement of trades. To the extent the Fund invests in these securities, such investments are inconsistent with, any may result in the Fund not achieving, its investment objective.
Portfolio Turnover
      The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

INVESTMENT PHILOSOPHY
      The Investment Adviser will be responsible for the overall management of the Fund. The Investment Adviser has delegated to the Subadviser responsibility for the overall day-to-day management of the Fund’s investments, including the allocation of assets between the Income Strategy and Hedge Strategy. The Subadviser will use a disciplined value strategy which has been developed over a period of nearly 30 years of active investment management.
Income Strategy
      In making stock selections for the Income Strategy, the Subadviser seeks to invest in securities that generate regular income and offer the potential for capital appreciation. In evaluating stocks, the Subadviser compares companies’ stock prices to their book values, cash flows and dividend yields and analyzes individual companies to seek to identify those that are financially sound and that appear to have strong potential for long-term growth and income. The Subadviser seeks to select the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The Subadviser may favor securities from different sectors at different times. The Subadviser normally will sell a stock when it reaches a target price, its fundamental factors have changed or when it believes other investments offer better opportunities.
      The Subadviser identifies potential investment opportunities by emphasizing stocks that it believes offer unique investment values. The criteria used to identify such stocks include below average price-to-earnings ratios, price-to-book ratios, price-to-cash flow ratios and above average dividend yields. The Subadviser begins the investment process by starting with a quantitative screening process that identifies potentially undervalued stocks. The Subadviser’s objective is not merely to identify “cheap” stocks, because the Subadviser believes that such an approach seldom achieves results that are consistently superior without unnecessary risks. The quantitative screening utilized by the Subadviser reflects its process for identifying a universe of stocks from which to identify potential buying opportunities.
      The Subadviser’s primary quantitative (i.e. statistical) factor will be low P/ E ratios, because of the Subadviser’s belief in the potentially superior performance characteristics of such stocks. The Subadviser also considers the price-to-book ratios and price-to-cash flow ratios of stocks. The Subadviser intends to focus the Fund’s investments in companies whose market prices are low in relation to P/ E, book value and cash flow in order to seek to buy solid assets and value, rather than paying a high price for a concept or fad. Another characteristic that the Subadviser will seek to identify in the securities in which the Fund may invest is a relatively low or sharply declining institutional ownership. The Subadviser believes that this factor indicates that such stocks are falling out of favor with the investment community and may indicate that such stocks are becoming cheap.
      The Subadviser generally will stress companies that possess strong financial positions. Investment criteria will involve close analysis of debt-to-capital ratios to see if there is a manageable amount of debt on a company’s balance sheet, with a goal of identifying companies with no more than 50% to 60% of their total capital composed of debt. In addition, an analysis of cash and current ratios will also be conducted, with a goal of determining whether the potential investment opportunities have strong staying power, and can self-finance themselves should the need arise. The Subadviser’s objective is to identify strong companies and not to speculate on weak stocks or potential bankruptcies, unless there are special circumstances that warrant examination.
      The Subadviser will seek to invest in stocks that have an above-average dividend yield. The Subadviser believes that high yield is a crucial indicator of investment success. Furthermore, the Subadviser believes that the dividend growth rate of low P/ E ratio stocks tends to be significantly greater than average. Generally the Subadviser adopts a buy-and-hold portfolio, and the importance of dividends becomes a critical factor in total return in down-market periods. The Subadviser believes that an above-average dividend yield gives a portfolio a potentially strong defensive characteristic. Furthermore, the Subadviser believes that dividends not only provide most of any return during such periods, but the above-average dividend yield also provides strong protection in down markets. In a volatile market environment, the Subadviser believes that dividend yield can lower a portfolio’s volatility.

      The Subadviser will apply a rigorous bottom-up fundamental analysis to the universe of stocks identified as investment opportunities in order to select a manageable group of promising stocks. The Subadviser will seek to avoid problematical low P/ E ratio stocks and concentrate on those stocks that have shown above-average earnings growth on both a five and ten year basis. The Subadviser will apply careful and sophisticated analytical techniques to each stock in the low P/ E ratio universe to identify those it believes have fundamental strength. In conducting its fundamental analysis, stocks with financial problems, structural deficiencies, management issues, lack of financial transparency or other identifiable problems generally will be pared from the list of potential buying opportunities.
      Because the Subadviser intends to select securities that may be out of favor with investors, the Subadviser believes in the importance of patience in waiting for the market’s realization of underlying value to come into line with the Subadviser’s opinion of a security’s value. As a consequence, the turnover rate of the Fund’s portfolio may be significantly lower than industry averages.
      High yield bonds and non-equity securities are selected using relative value and fundamental analysis. The Subadviser seeks to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment grade securities.
      Although the Fund will not invest more than 25% of its assets in any single industry, the Fund’s emphasis on income-producing securities may result in significant exposure to the energy and real estate sectors. Both of these sectors tend to be cyclical in nature, and a prolonged downturn in either sector could have an adverse effect on the Fund’s net asset value.
Hedge Strategy
      Under normal circumstances, the Fund will allocate at least 10%, but not more than 40%, of its Managed Assets to the Hedge Strategy. The Hedge Strategy seeks to provide returns that are not correlated with the market, as measured by the performance of the S&P 500 Index. The Hedge Strategy focuses on long and short positions of common stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index. The Subadviser generally seeks to buy, or take long positions in, common stocks with low P/E ratios and seeks to sell, or hold short positions in, common stocks with high P/E ratios. The Subadviser uses the proprietary process described above, which emphasizes quantitative factors to select the potential universe of investments. As a part of the Hedge Strategy, the Subadviser may also seek to enhance returns through futures on stock indices, options on futures, securities of exchange-traded funds and other instruments that provide broad market exposure.
Other Techniques
      The Fund may invest up to 30% of its Managed Assets in securities of foreign issuers. The Fund is permitted, but not required, to use various types of derivative products. Derivatives may be used to enhance returns or for hedging or risk management purposes. The Fund also may use derivatives when the Subadviser believes they offer an economical means of gaining exposure to a market.

USE OF LEVERAGE
      The Fund may borrow and/or issue preferred stock or debt securities to the extent permitted by the Investment Company Act of 1940, as amended. These practices are known as leveraging. Depending on the Subadviser’s assessment of market conditions, the Fund currently anticipates using leverage in an amount up to approximately 33 1/3% of the Fund’s total assets (including the leverage proceeds) and anticipates initially leveraging primarily through borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s portfolio securities.
      Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price. There is a risk that fluctuations in the dividend rates on any preferred stock or in the interest rates on any borrowings may adversely affect the return to the holders of common stock. If the return on the securities purchased with such funds is not sufficient to cover the costs of leverage, the return on Common Shares will be less than if leverage had not been used, and therefore the amount available for distribution to holders of common stock as dividends and other distributions will be reduced. The Fund in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.
      Changes in the value of the Fund’s portfolio (including investments bought with the leverage proceeds) will be borne entirely by the common stockholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees received by the Investment Adviser and the Subadviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, including proceeds from the use of leverage.
      The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
      Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such divided, distribution, or purchase price, at the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred stock. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any preferred stock of at least 200%. Normally, holders of common stock will elect the directors of the Fund except, that the holders of any preferred stock will elect two directors. In the event the Fund failed to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the directors until the dividends are paid.
      Assuming the use of leverage in the amount of 33 1/3% of the Fund’s total assets (including the proceeds of the leverage) and an annual interest/dividend rate on leverage of 5.75% payable on such leverage based on estimated market interest/dividend rates as of the date of this prospectus, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest/dividend payments is 3.43%. The Fund’s actual cost of leverage will be based on market interest/dividend rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.
      The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on total return on shares of common stock, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the use of leverage representing approximately 33 1/3% of the Fund’s total assets after such issuance and the Fund’s currently projected annual interest/dividend rate of 5.75%. See “Risks” and “Use of Leverage.” The table does not reflect any offering costs of Common Shares or leverage.

Assumed Portfolio Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(17.88)%	(10.38)%	(2.88)%	4.63%	12.13%
      Total return is composed of two elements — the common stock dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.
      During the time in which the Fund is using leverage, the amount of the fees paid to the Investment Adviser and the Subadviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets. Because the leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s management fees and other expenses.
      Unless and until the Fund uses leverage, the Common Shares will not be leveraged and this section will not apply. Any determination to use leverage by the Fund, including the aggregate amount of leverage, if any, from time to time and the type and terms of such leverage, will be made by the Investment Adviser after consultation with the Subadviser, subject to approval of the Fund’s Board of Directors.

RISKS
      Investors should consider the following risk factors and special considerations associated with investing in the Fund’s Common Shares.
No Operating History
      The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.
Not a Complete Investment Program
      The Fund is intended for investors seeking a high level of total return over the long term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective as well as the investor’s other investments when considering an investment in the Common Shares.
Investment and Market Risks
      An investment in the Common Shares is subject to investment risk and market risk, including the possible loss of the entire principal amount of your investment. An investment in the Common Shares represents an indirect investment in the securities owned by the Fund. At any point in time, Common Shares may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions.
Market Discount Risk
      Shares of closed-end investment companies like the Fund frequently trade at a price below their net asset value, commonly referred to as a “discount.” This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Because the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. The Fund’s net asset value immediately following this offering will be reduced by the deduction of the sales load and the amount of offering expenses paid by the Fund. See “Use of Proceeds.”
Common Stock Risk
      The Fund may invest in common stocks. Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of commons stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Value Style Risk
      The Fund focuses its investments on dividend-paying common stocks or other income-producing securities that the Subadviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks, including the risk that securities that are perceived as “value” stocks may not perform as well as securities that are perceived as “growth” stocks during periods when the market favors growth stocks generally over value stocks.
Preferred Stock Risk
      The Fund may invest in preferred stocks. Special risks associated with investing in preferred stocks include deferral of distributions or dividend payments (including, in some cases the right of an issuer never to pay missed dividends), subordination, illiquidity, limited voting rights and redemption by the issuer.
Energy Trust Risk
      The Fund may invest in equity securities of Canadian royalty income trusts that own and/or operate energy related assets (“Energy Trusts”). The value of Energy Trusts may fluctuate in response to changes in the financial condition of the issuer, the conditions of equity markets generally, commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies of issuers, issues relating to the regulation of the energy industry and operational risks related to the energy industry. Distributions on securities of Energy Trusts will depend on various factors including the operating performance and financial condition of the Energy Trusts, tax treatment of such distributions, and general economic conditions.
REIT Risk
      The Fund may invest in common stocks, preferred stocks, convertible securities and rights and warrants, each issued by REITs. As a result, an investment in the Fund may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.
Convertible Securities Risk
      The Fund may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities rank below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Below Investment Grade Securities Risk
      The Fund may invest in below investment grade securities. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss as they are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The market values for debt securities of below investment grade quality also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
Investment Company Risk
      The Fund may invest in securities of other investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, including the investment company’s investment advisory and administrative fees. At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this prospectus. Securities of business development companies, a type of closed-end investment company, also may include risks commonly associated with private equity and venture capital investments, and may be subject to a higher degree of risk.
Key Personnel Dependence Risk
      Although the Subadviser has a long operating history, the firm is relatively small and is dependent on the services of a limited number of key investment personnel including the firm’s founder, David N. Dreman. In the event of a loss of key members of the investment team, including in particular Mr. Dreman, the Subadviser may have to hire additional personnel and to the extent that it is unable to hire qualified individuals its operations may be affected.
Foreign Investment Risk
      Foreign investments involve certain special risks, including:
      Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.
      Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.
      Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.
      Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
      Currency Risk. The Fund may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.
      Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.
      Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

      Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Fund. In addition, special U.S. tax considerations may apply to the Fund’s foreign investments.
Emerging Market Risk
      All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
Sector Risk
      While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. If the security selection process results in more attractive stocks within a market sector or industry, then the Subadviser would tend to overweight that sector or industry. Overweighting investments in certain market sectors or industries, such as the real estate or energy sectors, may cause the Fund to suffer a loss related to advances or declines in the prices of stocks in those sectors or industries. Both of these sectors tend to be cyclical in nature, and a prolonged downturn in either sector could have an adverse effect on the Fund’s net asset value.
Dividend and Distribution Risk
      Dividends and distributions paid by the Fund to its Common Shareholders are derived in part from realized capital gains, dividends and interest income from the Fund’s investments in equity and debt securities and total returns generated from the Fund’s other investment techniques. The total return generated by the Fund’s investments can vary widely over the short-term and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings of preferred securities and debt securities may decline, which then may adversely affect the Fund’s distributions on Common Shares as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.
Leverage Risk
      Leverage is a speculative technique that may magnify losses of the Fund and adversely affect Common Shareholders. The Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to any leverage. If the income and gains earned on securities purchased with leverage proceeds are greater than the costs of leverage, the return on Common Shares will be greater than if leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the costs of leverage, the return to the Fund will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of leverage, are borne entirely by the Common Shareholders;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any leverage that the Fund must pay will reduce the return to the holders of Common Shares and will reduce income available for distribution; and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
      It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem senior securities or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund’s use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.
      During periods in which the Fund is using leverage, the fees received by the Fund’s Investment Adviser and Subadviser will be higher than if leverage had not been used, because the fees paid will be calculated based on the Fund’s Managed Assets, which include assets attributable to leverage.
Short Sale Risk
      The Fund may sell securities short. Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.
      The use of short sales is in effect a form of leveraging the Fund’s portfolio that could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.
      The Fund’s net asset value may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions. On the other hand, the Fund’s net asset value may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio. If the Fund’s long and short positions do not perform as anticipated, the Fund’s potential losses could exceed those of other funds that hold only long stock portfolios.
      The Fund may not always be able to close out a short position at a particular time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Interest Rate Risk
      Interest rate risk is the risk that fixed income securities in the Fund’s portfolio will decline in value because of increases in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise.
Prepayment and Extension Risk
      Preferred stock and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration, and reduce the value of the security. This is known as extension risk.
Derivatives Risk
      The Fund may use derivatives to enhance returns and for hedging purposes. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
Illiquid Securities Risk
      The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing their fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.
Call Option Risk
      As the seller of a call option, the Fund forgoes, during the option’s term, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the price of the underlying security decline. The extent of the Fund’s exposure to call option risk will vary depending on the degree to which call options are written on the portfolio. In addition, the value of any call options written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the securities or indices underlying the options and the remaining time to the options’ expiration. The value of the call options also may be adversely affected if the market for the options becomes less liquid or smaller.
      As the purchaser of a call option, upon payment of a premium, depending on the price of the underlying instrument, the Fund may choose not to exercise its call option prior to its expiration, in which case the Fund would lose the premium it paid for the call option. Upon exercise of the call option, if the counterparty fails to make delivery of the instrument, the Fund will lose any premium it paid as well as any anticipated benefit of the transaction. The Fund’s ability to close out its position as a purchaser of a call option is dependent, in part, upon the liquidity of the option market, which in turn depends on a number of factors.
Warrant and Rights Risk
      Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Repurchase Agreement Risk
      With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.
Inflation Risk
      Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of certain portfolio securities and distributions thereon can decline.
Deflation Risk
      Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Non-Diversified Status
      As a “non-diversified” investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer and, accordingly, may invest a greater portion of its assets in the secondary market securities of a similar number of issuers than a diversified Fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares. The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.
Market Disruption Risk
      The U.S. securities markets are subject to disruption as a result of terrorist activities such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, or may in the future lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

MANAGEMENT OF THE FUND
Board of Directors
      The Fund’s Board of Directors has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of the Investment Adviser, the Subadviser and other service providers of the Fund. The names and business addresses of the Board of Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the statement of additional information.
The Investment Adviser and Administrator
      Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154, is the Fund’s investment adviser pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, and subject to oversight by the Fund’s Board, the Investment Adviser provides continuing investment management of the assets of the Fund in accordance with the Fund’s investment objective, policies and restrictions. The Investment Adviser’s services include, but are not limited to, the supervision and oversight of the activities of the Fund’s Subadviser and monitoring the Fund’s performance and compliance with its investment guidelines. DeIM provides a full range of investment advisory services to retail and institutional clients, and as of June 30, 2006 had total assets of approximately $164 billion under management. DeIM is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. As of June 30, 2006, Deutsche Asset Management, the global asset management division of Deutsche Bank AG, had more than US$650 billion in assets under management. DeIM, along with DWS Scudder, is part of Deutsche Asset Management. Funds managed by DeAM are referred to as “DWS funds.”
      DeIM serves as the Fund’s administrator pursuant to an administrative services agreement with the Fund (“Administrative Services Agreement”), and receives an annual fee of 0.10% of the Fund’s average daily Managed Assets for its services. Pursuant to the Administrative Services Agreement, DeIM provides administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities.
The Subadviser
      Dreman Value Management LLC acts as the Fund’s subadviser pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”), and is responsible for the day-to-day management of the Fund’s portfolio. Dreman is a Delaware limited liability company with principal offices located at 520 East Cooper Avenue 230-4, Aspen, Colorado 81611. Dreman was organized in April 1997. Its predecessor firms date back to 1977 and it is controlled by David N. Dreman through family trusts. Dreman acts as investment adviser for individuals, pension trusts, and endowments, and investment companies with aggregate assets under management exceeding $17.8 billion as of June 30, 2006.
      David N. Dreman serves as the Fund’s Lead Portfolio Manager and has the primary responsibility for selecting the Fund’s investments. Mr. Dreman began his investment career in 1957, founded the predecessor to Dreman Value Management, LLC, and has served as Chairman and Chief Investment Officer of Dreman since its inception.
      F. James Hutchinson serves as a Fund Portfolio Manager. Mr. Hutchinson is an Executive Vice President and Managing Director at Dreman. Mr. Hutchinson has had over 30 years experience in Finance and Trust/ Investment Management with The Bank of New York prior to joining Dreman in August of 2000. In addition to several senior corporate banking assignments, Mr. Hutchinson was elected president of The Bank of New York (Delaware) in 1987 and president of The Bank of New York-NJ in 1995.
      Peter C. Andersen serves as a Fund Portfolio Manager. Mr. Andersen is the high-yield portfolio manager at Dreman and oversees all income-related investments at Dreman. Mr. Andersen began his investment career in 1992 and before joining Dreman was a senior portfolio manager at Congress Asset Management Company. Prior to Congress, he was head of the high yield group at Delaware Investments and senior portfolio manager for approximately $4 billion of high yield assets for institutional and retail clients. Prior to joining Delaware, Mr. Andersen was senior portfolio manager and an analyst at Conseco Capital Management from 1996 to 2000.
      Additional information about the portfolio managers’ compensation, other accounts managed by them, the ownership of securities in the Fund by each of them and other information are provided in the statement of additional information. The statement of additional information is available free of charge by calling (800) 349-4281 or by visiting the Fund’s website at www.cef.dws-scudder.com. Information included on the website does not form a part of this prospectus.
      The Subadviser serves as subadviser to several DWS funds, but is not otherwise affiliated with Deutsche Bank AG.
Advisory Agreements
      Pursuant to the Investment Management Agreement, DeIM is responsible for managing the Fund’s portfolio, subject at all times to the general oversight of the Fund’s Board of Directors. The Fund has agreed to pay DeIM a management fee payable on a monthly basis at the annual rate of 1.00% of the Fund’s average daily Managed Assets for the services it provides.
      In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
      Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund, the Investment Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Investment Adviser and the holders of common stock. Because leverage costs will be borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the Common Shareholders and not by holders of preferred stock or borrowings. See “Use of Leverage.”
      Pursuant to the Sub-Advisory Agreement, Dreman, under the oversight of the Fund’s Board of Directors and the Investment Adviser, provides a continuous investment program for the Fund’s portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities. Under the Sub-Advisory Agreement, the Investment Adviser pays Dreman an annual fee of 0.425% of the Fund’s average daily Managed Assets for the first three years of the Fund’s operations, 0.575% of the Fund’s average daily Managed Assets for the next three years and 0.500% of the Fund’s average daily Managed Assets thereafter.
      The Agreement further provides that, notwithstanding the foregoing schedule, the Investment Adviser has agreed to pay Dreman a minimum fee in the amount of $2.5 million per year for a period of six (6) years following the commencement of operations. The minimum fee shall be reduced by the applicable fee rate above, multiplied by the difference between (i) the Fund’s net assets immediately following the closing of the initial public offering of common stock, and (ii) and the Fund’s average daily Managed Assets for the applicable twelve-month period.
      The Sub-Advisory Agreement further provides that, consistent with its fiduciary duties to the Fund and to the extent the Investment Adviser believes it to be in the best interest of the Fund, the Investment Adviser shall not for a period of ten (10) years recommend termination of the Sub-Advisory Agreement and shall not cause itself not to act as investment adviser to the Fund if such event would result in the termination of the Sub-Advisory Agreement. If the Investment Adviser breaches this provision, the Subadviser is entitled to certain minimum payments under the Agreement subject to certain limited exceptions as described in the Agreement. These provisions create a potential conflict of interest for the Investment Adviser because a recommendation to terminate the Subadviser could have adverse financial consequences to the Investment Adviser. See the “statement of additional information” for more information.
      A discussion of the basis for the Board of Director’s approval of the Fund’s Investment Management Agreement and Sub-Advisory Agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.
      Deutsche Bank AG or one of its affiliates (or in the case of the Subadviser, one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Subadviser, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
Market Timing-Related Regulatory and Litigation Matters
      Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisers have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisers and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment adviser has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Fund or the Investment Adviser.
      With respect to the lawsuits, based on currently available information, the DWS funds’ investment advisers believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.
      With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the DWS funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds (which would not include the Fund) in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The DWS funds’ investment advisers do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisers, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds (which would not include the Fund) for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

      There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.
Other Regulatory Matters
      Regulatory Settlements. On September 28, 2006, the Securities and Exchange Commission (“SEC”) and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.
      Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the DWS funds (which does not include the Fund) is approximately $17.8 million and is payable to the DWS funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.
      As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund prospectuses or statements of additional information, adopting or modifying relevant policies and procedures and providing regular reporting to the DWS fund Boards.
      SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.
      Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements (information included on the website does not form a part of this prospectus) which will also disclose the terms of any final settlement agreements once they are announced.

NET ASSET VALUE
      Net asset value per share is determined daily as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time) (“Value Time”). Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding.
      An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.
      Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.
      An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the NYSE. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.
      If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

DIVIDENDS AND DISTRIBUTIONS
      Commencing with the first dividend, the Fund intends to distribute all or a portion of its net investment income monthly to holders of common stock. The Fund expects to declare its initial monthly dividend within 60 days and pay its initial monthly dividend within 80 days after the completion of this offering, depending on market conditions. Dividends and distributions may be payable in cash or common stock, with the option to receive additional shares of common stock in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of monthly distributions may vary depending on a number of factors, including the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund’s Common Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.
      Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
      While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).
      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common stock in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
      Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Common Shareholder may elect to have all dividends and distributions (including all capital gain dividends) automatically reinvested in shares of common stock of the Fund (each a “Participant”). Common Shareholders should contact DWS Scudder Investments Service Company at (800) 294-4366 to elect to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee about participating in the Plan. If a Common Shareholder of the Fund does not elect to participate, such Common Shareholder will receive all distributions in cash paid by check mailed directly to them by DWS Scudder Investments Service Company, as dividend paying agent.
      UMB Bank, N.A. (the “Plan Agent”), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each Participant under the Plan. The Fund’s transfer agent and dividend-disbursing agent (the “Transfer Agent”) will open an account for each Participant under the Plan in the same name in which such Participant’s present shares are registered, and put into effect for such Participant, the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.
      Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund, and the Fund’s Transfer Agent shall record such shares, including fractions, for the Participant’s account. If the market price per share of the Fund’s common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant’s account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant’s shares by the greater of the following amounts per share of the Fund’s common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant’s account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a NYSE trading date, then the next preceding NYSE trading date.
      Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of common stock for the Participant’s account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.
      For all purposes of the Plan: (a) the market price of the common stock on a particular date shall be the mean between the highest and lowest sales prices on the NYSE on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the “ex-dividend” date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the common shares on a particular date shall be as determined by or on behalf of the Fund; and

(c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.
      Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of common stock for such Participant’s account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund’s Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in U.S. funds and be sent by first-class mail, postage prepaid, only to the following address: DWS Dreman Value Income Edge Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, 210 W. 10th Street, Kansas City, MO 64105 (800-294-4366).
      Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.
      Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Common Shares are traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants’ funds held by the Plan Agent or the Fund’s Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common stock acquired for a Participant’s account. For the purposes of cash investments, the Plan Agent or the Fund’s Transfer Agent may commingle Participants’ funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as agent shall be the price per share allocable to each Participant in connection therewith.
      The Fund’s Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant’s name. The Fund’s Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant’s written request, the Fund’s Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund’s Transfer Agent will confirm to each Participant each acquisition made for such Participant’s account as soon as practicable but no later than 60 days after the date thereof. The Fund’s Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund’s Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant’s account. In the event of termination of a Participant’s account under the Plan, the Fund’s Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.
      Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant’s account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.
      The Plan Agent’s and/or Fund’s Transfer Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.
      Participants may terminate their accounts under the Plan by notifying the Fund’s Transfer Agent in writing. Such termination will be effective immediately if such Participant’s notice is received by the Fund’s Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund’s Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction of a share to be delivered to such Participant without charge.
      If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant’s shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant’s account. It should be noted, however, that the Fund’s share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund’s Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the “IRS”).
      The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund’s Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406 of the Code, if such shareholder is subject to the back-up withholding tax, including, without limitation, by reason of (i) such shareholder failing to furnish to the Fund his or her taxpayer identification number (the “TIN”), which for an individual is his or her social security number; (ii) the IRS notifying the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifying the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder failing to certify, under penalties of perjury, that he or she is not subject to back-up withholding. Shareholders should timely submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them. It is a shareholder’s responsibility to supply such information and certifications to the Fund or their brokers, as necessary.
      The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund’s Transfer Agent receives written notice of the termination of such Participant’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under the Plan’s terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund’s Transfer Agent under the Plan’s terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund’s Board of Directors such operation would not be in the interests of the Fund’s shareholders generally, then the Fund’s Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.
      Each of the Plan Agent and Fund’s Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors, unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.
      All correspondence and inquiries concerning the plan should be directed to DWS Scudder Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

DESCRIPTION OF THE SHARES
      The following summary of the terms of the stock of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are exhibits to the Registration Statement.
      The Fund’s authorized capital stock consists of 100,000,000 shares of capital stock, $0.01 par value, all of which is initially classified as common stock. As of the date of this prospectus, DeIM owned of record and beneficially 5,235 of the Fund’s Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.
      In general, shareholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.
      Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval. Also, the Fund’s Board of Directors, with the approval of a majority of the entire board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.
Common Stock
      The outstanding common stock currently is, and the Common Shares to be issued in the offering will be, upon payment as described in this prospectus, fully paid and non-assessable. The common stock has no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.
      Holders of common stock are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund preferred stock or borrowings are outstanding, holders of common stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution.
      In the event of the Fund’s liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Fund preferred stock, if any preferred stock is outstanding at such time.
      Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the common stock will elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining common stock will not be able to elect any Directors.
      The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. As of the date of this prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

      The Fund’s common stock has been accepted for listing on the NYSE, upon notice of issuance, under the symbol “DHG.” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.
Preferred Stock
      The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of the common stock. Prior to issuance of any shares of preferred stock, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. No shares of preferred stock are presently outstanding, and the Fund has no present plans to issue any preferred stock.
      Any issuance of shares of preferred stock must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of the Fund’s common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s Directors at any time two years’ dividends on any preferred stock are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BY-LAWS
      The following summary of certain provisions of the Maryland General Corporation Law and of the Charter and By-Laws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are exhibits to the Registration Statement.
General
      The Maryland General Corporation Law and the Fund’s Charter and By-Laws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.
      These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.
      The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.
Classified Board of Directors
      The Fund’s Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the stockholders. A classified board of directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.
Election of Directors
      The Fund’s Charter provides that, except as otherwise provided in the By-Laws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Fund’s By-Laws provide that a plurality of all the votes cast at a meeting of stockholders shall be sufficient to elect a director.
      If the Board of Directors were to amend the By-Laws to alter the vote required to elect directors to the affirmative vote of the holders of a majority of the shares of stock outstanding, as permitted by the Charter, it is possible that no nominee would receive the required vote. In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to serve until the next election of directors and until their successors are duly elected and qualify.
Number of Directors; Vacancies
      The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the By-Laws. The By-Laws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors.

      The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the common stock is registered under the Securities Act of 1934), to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Removal of Directors
      The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of the Fund’s preferred stock to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least 80% of the votes entitled to be cast generally in the election of directors.
Absence of Cumulative Voting
      There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s board of directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.
Approval of Extraordinary Corporate Actions
      The affirmative vote of at least 80% of the entire Board of Directors is required to approve the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund.
      Generally, a “Continuing Director” is any member of the Board of Directors of the Fund who (A) (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund’s securities (an “Interested Party”) or an affiliate or associate of an Interested Party and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering of Common Shares, or (B) (i) is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or (ii) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party.
      Except as described below, the affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate or associate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person for any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence unless it is approved by a vote of at least 80% of the Continuing Directors, in which event such action will require the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets.
      However, the voting requirements described above will not be required with respect to a Business Combination if the Business Combination is approved by a vote of at least 80% of the Continuing Directors, or certain pricing and other conditions specified in the Charter are met. In such cases, (a) with respect to a Business Combination described in (i) or (iii) above (or, with respect to (ii) above, if the issuance or transfer is one with respect to which a shareholder vote is required under Maryland law), the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to authorize the transaction, and (b) with respect to any other Business Combination, no shareholder vote is required.
Amendment to Charter and By-Laws
      The affirmative vote of at least 80% of the votes of the Fund’s common stock and preferred stock entitled to be cast thereon, each voting as a separate class, will be required to amend certain provisions of the Fund’s Charter, including the provisions described in the paragraphs above titled “Classified Board of Directors,” “Election of Directors,” “Number of Directors; Vacancies,” “Removal of Directors” and “Approval of Extraordinary Corporate Actions,” unless such amendment previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case such amendment shall be approved by the affirmative vote of the holders of at least a majority of the Fund’s common stock and, if any, preferred stock, each acting as a separate class.
      The Fund’s Charter and By-Laws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s By-Laws and to make new By-Laws.

Action by Shareholders
      Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s By-Laws regarding the calling of a shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.
Procedures for Shareholder Nominations and Proposals
      The Fund’s By-Laws provide that any shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of shareholders must comply with the advance notice provisions of the By-Laws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to shareholders information about a dissident slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations should management determine that doing so is in the best interest of shareholders generally. Similarly, adequate advance notice of shareholder proposals will give management time to study such proposals and to determine whether to recommend to the shareholders that such proposals be adopted. For shareholder proposals to be included in the Fund’s proxy materials, the shareholder must comply with all timing and information requirements of the Securities Exchange Act of 1934.
Calling of Special Meetings of Shareholders
      The Fund’s By-Laws provide that special meetings of shareholders may be called by the Board of Directors and certain of its officers. Additionally, the Fund’s By-Laws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Fund’s Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
No Appraisal Rights
      As permitted by the Maryland General Corporation Law, the Fund’s Charter provides that shareholders will not be entitled to exercise appraisal rights.
Limitations on Liabilities
      The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law and the 1940 Act. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.
      In addition, the Charter provides that this limitation of liability will not protect any director or officer against any liability to the Fund or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
      The Fund’s Charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s By-Laws provide that the Fund will indemnify its officers and directors against liabilities and will advance expenses to such persons prior to a final disposition of an action to the fullest extent permitted by Maryland law and the 1940 Act. The rights of indemnification provided in the Charter and By-Laws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of shareholders or directors or otherwise.
      Each of the directors who is not an “interested person” (as defined under the 1940 Act) of the Investment Adviser has entered into an indemnification agreement with the Fund, which agreement provides that the Fund shall indemnify the non-interested director against certain liabilities which such director may incur while acting in the capacity as a director, officer or employee of the Fund to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the non-interested director and is not affected by amendment of the Charter.

CLOSED-END FUND STRUCTURE
      Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.
      However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Directors has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Directors will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
Repurchase of Common Shares and Tender Offers
      In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Board of Directors, in consultation with the Investment Adviser and the Subadviser, from time to time, will review possible actions to reduce any such discount. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. The Fund may, subject to its investment limitations with respect to borrowings, incur debt to finance any such share repurchase program or tender offer. Interest on any such borrowings would increase the Fund’s expenses and reduce its net income.
      There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund’s outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.
      Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of, among other things, increasing the Fund’s expense ratio. Because of the nature of the Fund’s investment objective, policies and portfolio, the Investment Adviser does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.
Conversion to Open-End Fund
      The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See “Certain Provisions of the Fund’s Charter and By-Laws” for a discussion of the voting requirements applicable to conversion of the Fund to an open-end investment company and any related Charter amendments. If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

U.S. FEDERAL INCOME TAX MATTERS
      The following is a description of certain U.S. federal income tax consequences to a shareholder that acquires, holds and/or disposes of Common Shares of the Fund. This discussion reflects applicable income tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Common Shares are held by U.S. persons and that such shares are held as capital assets. Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.
      The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31). The Fund does not intend to make any distributions for the year ended December 31, 2006, and therefore, the Fund may be required to pay the federal excise tax for the year ended December 31, 2006. However, the Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax.
      If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.
      A Common Shareholder may elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund pursuant to the Plan. If a Common Shareholder does not elect to participate in the Plan, such Common Shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to noncorporate shareholders under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2010, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to the shareholders annually.
      The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.
      Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.
      If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.
      Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.
      The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be able to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.
      Sales and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical shares are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.
      The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
      This prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in Common Shares. Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).
      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the statement of additional information, which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

UNDERWRITERS
      Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated is acting as representative, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Number of
Name	Common Shares

Morgan Stanley & Co. Incorporated
A.G. Edwards & Sons, Inc.
Deutsche Bank Securities Inc.
H&R Block Financial Advisors, Inc.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
Wells Fargo Securities, LLC

Total

      The underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the underwriters are not required to take or pay for the Common Shares covered by the underwriters’ overallotment option described below.
      The underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 a share under the initial offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $0.10 a share to the other underwriters or to certain dealers. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the representative. The underwriting discounts and commissions (sales load) of $0.90 a share are equal to 4.5% of the initial offering price. Investors must pay for any Common Shares purchased on or before                     , 2006.
      The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of                      Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all underwriters in the preceding table. If the underwriters’ over-allotment option is exercised in full, the total price to the public would be $          , the total underwriters’ discounts and commissions (sales load) would be $          , the estimated offering expenses would be $          and the total proceeds to the Fund would be $          .

      The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total

	Without	With	Without	With
	Over-allotment	Over-allotment	Over-allotment	Over-allotment

Expenses payable by the Fund	$0.04	$0.04
Underwriting discounts and commissions (sales load)	$0.90	$0.90
      The fees described below under “— Additional Compensation to Be Paid by the Investment Adviser” are not reimbursable to the Investment Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.
      Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $0.04 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Investment Adviser will pay the excess. The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $          in total, or $           per Common Share sold by the Fund in this offering.
      The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.
      In order to meet requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Common Shares ($2,000).
      The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “DHG.”
      The Fund has agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan.
      In order to facilitate the offering of the Common Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriters can close out a covered short sale by exercising the overallotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the overallotment option. The underwriters may also sell Common Shares in excess of the overallotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing

Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
      Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Investment Adviser and the representative. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering.
      The Fund anticipates that the representative and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.
      In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically.
      The Fund and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.
      The address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.
      Deutsche Bank Securities Inc., one of the underwriters, is an affiliate of the Investment Adviser.
Additional Compensation to be Paid by the Investment Adviser
      In connection with this transaction, Morgan Stanley & Co. Incorporated will be paid a marketing and structuring fee by the Investment Adviser (and not the Fund) equal to $          , or      % of the total price to the public of the Common Shares sold in this offering (excluding any Common Shares that may be purchased pursuant to the underwriters’ over-allotment option). In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to Morgan Stanley & Co. Incorporated by the Investment Adviser for advice to the Investment Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its Common Shares.
      The Investment Adviser (and not the Fund) has agreed to pay from its own assets to A.G. Edwards & Sons, Inc. a marketing and structuring fee up to $          for advice to the Investment Adviser relating to the structure and design of the Fund and the organization of the Fund, as well as services related to the sale and distribution of the Common Shares. The marketing and structuring fee paid to A.G. Edwards & Sons, Inc. will not exceed 0.50% of the total price to the public of the Common Shares sold by A.G. Edwards & Sons, Inc. in this offering.
      The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and the fees described above, will not exceed 9% of the total price to the public of the Common Shares sold in this offering.

CUSTODIAN, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT
      State Street Bank and Trust Company serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.
      DWS Scudder Investments Service Company, an affiliate of DeIM, serves as the dividend-disbursing agent and transfer agent for the Fund.
      State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02109. DeIM is located at 345 Park Avenue, New York, New York 10154. DWS Scudder Investments Service Company is located at 210 W. 10th Street, Kansas City, Missouri 64105-1614.
LEGAL MATTERS
      Certain legal matters will be passed on by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois (“Vedder Price”), as counsel to the Fund in connection with the offering of the Common Shares, and by Davis Polk & Wardwell, New York, New York, counsel to the underwriters. Vedder Price and Davis Polk & Wardwell may rely on the opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation, Baltimore, Maryland, as to matters of Maryland law.
ADDITIONAL INFORMATION
      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 100 F. Street, N.E., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.
      The Fund’s Common Shares are expected to be listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.
      This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission’s web site (http://www.sec.gov).

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION
      A statement of additional information dated as of                     , 2006, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A statement of additional information may be obtained without charge by writing to the Fund at its address at 345 Park Avenue, New York, New York 10154 or by calling the Fund toll-free at (800) 349-4281. The Table of Contents of the statement of additional information is as follows:

DWS Dreman Value Income Edge Fund, Inc.
DHG-PRO

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer is not permitted.

SUBJECT TO COMPLETION, dated November 16, 2006
DWS DREMAN VALUE INCOME EDGE FUND, INC. (the “Fund”)
STATEMENT OF ADDITIONAL INFORMATION
      The Fund is a non-diversified, closed-end management investment company. The Fund seeks to achieve a high level of total return. The Fund pursues its investment objective through a combination of an income strategy designed to generate regular income with the potential for capital appreciation while reducing volatility (“Income Strategy”), and a quantitative long/short strategy designed to seek returns that are not correlated with the market (“Hedge Strategy”). There is no assurance that the Fund will achieve its objective.
      This statement of additional information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated                     , 2006. Investors should obtain and read the prospectus prior to purchasing shares of common stock. A copy of the prospectus may be obtained without charge, by calling the Fund at (800) 349-4281.
      The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

i

INVESTMENT RESTRICTIONS
      Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance the Fund’s objective will be met.
      Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.
      As a matter of fundamental policy, the Fund will not:
      (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
      (2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;
      (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;
      (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
      (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;
      (6) purchase physical commodities or contracts relating to physical commodities except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; or
      (7) make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
      A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.
INVESTMENT POLICIES AND TECHNIQUES
      Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Adviser”) or Dreman Value Management LLC (“Dreman” or the “Subadviser”) (collectively, the “Adviser”), in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.
      Common Stock. The Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.
      Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
      The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
      As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
      Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
      Convertible securities generally are subordinated to other similar, but non-convertible securities, of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”tm).
      Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the
United States and are typically issued by a US bank or trust company, which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

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Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
      Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
      Eurodollar Obligations. The Fund may invest in eurodollar obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.
      Foreign Currencies. The Fund may invest in foreign currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
      The strength or weakness of the US dollar against these currencies is responsible for part of the Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.
      Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.
      Foreign Investments. The Fund may invest up to 30% of Managed Assets in foreign securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage

3

commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.
      In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
      Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.
      Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.
      The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.
      The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
      In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting

4

information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
      The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.
      Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.
      Energy Trusts. The Fund may invest in units of Canadian royalty income trusts that own and/or operate energy related assets (“Energy Trusts”). Energy Trusts represent an equity ownership interest in a trust created under the laws of one of the Canadian provinces. Trust units generally entitle the holder to receive monthly or quarterly distributions from the Energy Trusts as well as the potential to share in capital appreciation of trust units. In the event of liquidation of the Energy Trusts that issued units, holders generally would be entitled to a pro rata share of any liquidation proceeds remaining after payment of all outstanding debt and other liabilities. Securities of Energy Trusts generally trade on one or more Canadian stock exchanges, and may also trade one of the United States stock exchanges. Holders of trust units generally have the right to vote on the election of directors or managers of the trust.
      Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
      Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.
      The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.
      Investment Grade Debt Securities. The Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or similar ratings of another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, judged to be of equivalent quality as determined by the Adviser. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.
      Preferred Stock. The Fund may invest in preferred stocks. Preferred stocks pay fixed or floating dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before

5

paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.
      Repurchase Agreements. The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/ dealer.
      A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.
      It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
      Below Investment Grade Securities. The Fund may purchase debt securities that are rated below investment-grade (commonly referred to as “junk bonds”) and preferred stock that is rated below investment grade. Securities rated below Baa by Moody’s or below BBB by S&P or similarly rated by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Adviser are considered below investment grade. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.
      Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to

6

other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
      The Fund may have difficulty disposing of certain high-yield securities because it may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.
      Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.
      Prices for high yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.
      A portion of the high-yield securities acquired by the Fund may be purchased upon issuance, which may involve special risks because of the securities so acquired are new issues. In such instances, the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.
      The Fund may hold distressed securities, which are securities that are in default or risk of being in default. In connection with an exchange or workout of such securities, the Fund may accept various instruments if the Adviser determines it is in the best interest of the Fund and consistent with the Fund’s investment objective and policies. Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations.
      Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.
      For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their

7

specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
      Examples of index-based investments include:
      SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
      MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
      Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.
      DIAMONDSsm: DIAMONDS are based on the Dow Jones Industrial Averagesm. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.
      Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.
      WEBssm: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.
      The Fund may also invest in business development companies, which are also investment companies. Business development companies generally are specialty finance companies that provide debt and/or equity capital to companies at various stages of development from emerging growth companies to expansion-stage companies to established companies. Companies that business development companies finance are typically privately held by may include publicly-held companies that lack access to public capital or are sensitive to equity ownership dilution. Business development companies are closed-end investment companies that have elected to be treated as a business development company under the 1940 Act.
      Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or

8

even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.
      At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).
      Real Estate Investment Trusts (“REITs”). The Fund may invest in securities of REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.
      Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
      Reverse Repurchase Agreements. The Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.
      Short Sales. The Fund may sell securities short. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

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      The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.
      Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
      Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.
      The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.
      Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.
      Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as enhancing return or hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.
      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets

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or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.
      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”
      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time

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during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
      The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
      OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/ dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio

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securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.
      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.
      The Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.
      The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.
      General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures to enhance returns or as a hedge against anticipated interest rate, currency or equity market changes, and for duration management and risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
      The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

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      Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
      Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from another NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.
      The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
      The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.
      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.
      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against

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the US dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.
      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
      Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.
      Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
      Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive

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payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
      The Fund may invest in credit default swaps (measured by the notional amount of the credit default swap). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund’s restrictions on investing in illiquid securities.
      If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.
      The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund’s restrictions on investing in illiquid securities.

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      US Government Securities. There are two broad categories of US government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US government agencies.
      Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
      Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
      US government securities may include “zero coupon” securities that have been stripped by the US government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US government agency or instrumentality.
      Interest rates on US government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
      The government guarantee of the US government securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US government securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
      Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.
      When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to

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deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.
      To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will segregate cash or liquid assets in an amount equal equal in value to commitments for such securities.
      Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
      Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRStm”) and Certificate of Accrual on Treasuries (“CATStm”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. The Fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US government securities for the purpose of determining if the Fund is “diversified” under the 1940 Act.
      The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.
      When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.
      Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregates cash or liquid assets with its custodian to the extent that

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obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.
      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate liquid assets equal to the amount of the Fund’s obligation.
      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.
      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.
      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

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MANAGEMENT OF THE FUND
Investment Adviser
      Deutsche Investment Management Americas Inc., which is part of Deutsche Asset Management (“DeAM”), is the investment adviser for the Fund pursuant to an Investment Management Agreement with the Fund (the “Investment Management Agreement”). DeIM is headquartered at 345 Park Avenue, New York, New York. Under the oversight of the Board of Directors of the Fund, DeIM manages the Fund’s daily investment affairs subject to the policies established by the Fund’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.
      DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
      The Directors of the Fund have overall responsibility for the management of the Fund under Maryland law.
      The Investment Adviser provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investments, advice to open- and closed-end SEC registered funds.
Investment Management Agreement
      Under the Investment Management Agreement, the Investment Adviser has the responsibility to provide continuous investment management of the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund and applicable law. To the extent not monitored by the Fund’s administrator or other agent, the Investment Adviser is responsible for monitoring the Fund’s compliance with investment and tax guidelines and other compliance policies. For its services under the Investment Management Agreement, the Fund pays the Investment Adviser a monthly management fee computed at the annual rate of 1.00% of the average daily Managed Assets of the Fund. “Managed Assets” means the average daily total assets, including the assets attributable to leverage, minus liabilities (other than debt related to financial leverage). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its Independent Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. If the Fund determines to use leverage, the fees paid to the Investment Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Investment Adviser are determined on the basis of the Fund’s Managed Assets, the Investment Adviser’s interest in determining whether to leverage the Fund may differ from the interests of the Fund.
      The Investment Management Agreement provides that the Investment Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Management Agreement.

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      The Investment Management Agreement will remain in effect for an initial term ending September 30, 2008 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund’s Board of Directors or by the holders of a majority of the Fund’s outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days’ written notice by the Investment Adviser.
      Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark “DWS.”
      In reviewing the terms of the Investment Management Agreement and in discussions with the Investment Adviser concerning the Investment Management Agreement, the Directors of the Fund who are not “interested persons” of the Investment Adviser are represented by independent counsel at the Fund’s expense.
      Officers and employees of the Investment Adviser from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Investment Adviser’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.
Subadviser and Sub-Advisory Agreement
      Dreman Value Management LLC, 520 East Cooper Avenue 230-4, Aspen, Colorado 81611, is the subadviser for the Fund. Dreman serves as Subadviser pursuant to the terms of a Sub-Advisory Agreement between it and the Investment Adviser (the “Sub-Advisory Agreement”). Dreman was formed in April 1977 and is controlled by David N. Dreman through family trusts.
      Pursuant to the Sub-Advisory Agreement, Dreman, under the oversight of the Fund’s Board of Directors and the supervision of the Investment Adviser, provides a continuous investment program for the Fund’s portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities. Under the Sub-Advisory Agreement, the Investment Adviser pays Dreman a monthly fee at an annual rate of 0.425% of the Fund’s average daily Managed Assets for the first three years of the Fund’s operations, 0.575% of the Fund’s average daily Managed Assets for the next three years and 0.500% of the Fund’s average daily Managed Assets thereafter.
      The Agreement further provides that, notwithstanding the foregoing schedule, the Investment Adviser has agreed to pay Dreman a minimum annual fee in the amount of $2.5 million for a period of six years following the commencement of operations. The minimum fee shall be reduced by the applicable fee rate above, multiplied by the difference between (i) the Fund’s net assets immediately following the closing of the initial public offering of common stock, and (ii) and the Fund’s average daily Managed Assets for the applicable twelve-month period plus prior capital gains distributions that have not been reinvested in newly issued shares of the Fund pursuant to the Dividend Reinvestment and Cash Purchase Plan (assuming the difference is greater than zero).
      The Sub-Advisory Agreement further provides that, consistent with its fiduciary duties to the Fund and to the extent the Investment Adviser believes it to be in the best interest of the Fund, the Investment Adviser shall not for a period of ten (10) years recommend termination of the Sub-Advisory Agreement and shall not cause itself not to act as investment adviser to the Fund if such event would result in the termination of the Sub-Advisory Agreement. If the Investment Adviser breaches this provision, the Subadviser is entitled to certain minimum payments under the Agreement subject to certain limited exceptions. The Agreement provides that the minimum payment provisions shall not apply if the Sub-Advisory Agreement is terminated for Cause or as a result of the Investment Adviser’s sale of its business to a third party, provided that the Investment Adviser does not enter into a new investment advisory agreement with such party. The term “Cause” includes (i) a failure of the Board of Directors to renew the Investment Management Agreement,

21

(ii) upon the departure or incapacity of the lead portfolio manager of the Fund, the failure of the Subadviser to replace such person with another person of appropriate expertise and experience, (iii) the failure of the Subadviser to maintain performance, as measure on a rolling five-year basis, at least equal to the average annual return of the Benchmark less five hundred basis points (5%) (the Benchmark shall be the weighted average performance of the following indices: Tremont Long/short Index (25%), CSFB High Yield Index (40%) and the Dow Jones Utility Index (35%)), (iv) the Subadviser’s breach of the Sub-Advisory Agreement in any material respect, or (v) the Subadviser is legally prohibited from serving as an investment adviser to an investment company. These provisions create a potential conflict of interest for the Investment Adviser because a recommendation to terminate the Subadviser could have adverse financial consequences to the Investment Adviser.
      The Sub-Advisory Agreement provides that Dreman will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Dreman in the performance of its duties or from reckless disregard by Dreman of its obligations and duties under the Sub-Advisory Agreement.
      The Sub-Advisory Agreement for the Fund remain in effect until September 30, 2008, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through September 30, 2008, and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, or (b) by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days’ notice by the Investment Adviser or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon its assignment or upon termination of the Investment Advisory Agreement.
      Dreman may terminate the Sub-Advisory Agreement for the Fund upon 90 days’ notice to the Investment Adviser.
Compensation of Portfolio Managers
      The Subadviser believes it has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.
      The Subadviser’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Subadviser’s compensation plan, which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants, is discretionary and is designed to reward and retain investment professionals, including portfolio managers and research analysts for their contributions to a portfolio’s performance relative to its benchmark.
      Investment professionals may receive equity in the form of units or fractional units of membership interest in the Subadviser or they may receive stock appreciation rights, which enable them to participate in the growth of the firm. The Subadviser’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the Subadviser’s profit sharing plan, a defined contribution plan that allows the Subadviser to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The Subadviser’s profit sharing plan is a non-discriminatory plan that benefits all employees of the firm, including both portfolio managers and research analysts. Contributions to the Subadviser’s profit sharing plan vest over a

22

specified term. Finally, all employees of the Subadviser, including investment professionals, receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.
      The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process that evaluates an investment professional’s performance against several quantitative and qualitative factors including the following:

Quantitative factors:

•	Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

•	Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which a portfolio’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund’s benchmark index.

•	Performance of the Fund measured through attribution analysis models, which analyze the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective, including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

•	Ability to work well with other members of the investment professional team and mentor junior members.

•	Contributions to the organizational overall success with new product strategies.

•	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.
      The following table identifies the Fund’s portfolio managers, their role in managing the portfolio and their length of investment experience and business experience over the last five years.

Length of Investment
Name & Title	Experience	Business Experience

David N. Dreman, Lead Portfolio Manager	Over 30 Years	Chairman & Chief Investment Officer of Dreman & predecessor firms since 1977
F. James Hutchinson, Portfolio Manager	Over 30 Years	Managing Director and Executive Vice President of Dreman since 2000
Peter C. Andersen, Portfolio Manager	Over 14 Years	Head of High-Yield at Dreman since 200 ; Senior Portfolio Manager at Congress Asset Management Company from 200 -200 ; Head of High Yield at Delaware Investments from 2000 - 200 .
      This information is provided as of September 30, 2006.
Fund Ownership of Portfolio Managers
      The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund, including investments by their immediate family

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members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of September 30, 2006.

	Dollar Range of Fund	Dollar Range of DWS
Name of Portfolio Manager	Shares Owned	Fund Shares Owned

David N. Dreman	None	Over $1 million
F. James Hutchinson	None	None
Peter C. Andersen	None
Conflicts of Interest
      In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Subadviser or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the September 30, 2006.
Other SEC Registered Investment Companies Managed:

			Number of
	Number of	Total Assets of	Investment	Total Assets of
	Registered	Registered	Companies	Performance-
	Investment	Investment	with Performance-	Based Fee
Name of Portfolio Manager	Companies	Companies	Based Fee	Accounts

David N. Dreman	19	$14.4 billion	None	None
F. James Hutchinson	1	$11.7 billion	None	None
Peter C. Andersen
Other Pooled Investment Vehicles Managed:

			Number of
			Pooled Investment	Total Assets of
	Number of	Total Assets of	Vehicles	Performance-
	Pooled Investment	Pooled Investment	with Performance-	Based Fee
Name of Portfolio Manager	Vehicles	Vehicles	Based Fee	Accounts

David N. Dreman	3	$60 million	3	$60 million
F. James Hutchinson	0	None	None	None
Peter C. Andersen
Other Accounts Managed:

			Number of	Total Assets of
	Number of		Other Accounts	Performance-
	Other	Total Assets of	with Performance-	Based Fee
Name of Portfolio Manager	Accounts	Other Accounts	Based Fee	Accounts

David N. Dreman	114	$4.1 billion	None	None
F. James Hutchinson	0	None	None	None
Peter C. Andersen
      The Subadviser manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies, the Subadviser utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the Subadviser aggregates its trades and seeks to allocate the trades to all clients’ accounts in an equitable manner. The Subadviser strongly believes aggregating its orders protects all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the Subadviser eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management

24

responsibilities with respect to more than one fund or account. The Subadviser does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However, the hedge funds are treated like any other client account and trades done for the hedge fund are generally aggregated with trades done for other client accounts.
      The Subadviser’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.
      In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Subadviser has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
Administrator
      DeIM also serves as the Fund’s administrator (the “Administrator”) pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, the Administrator provides administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, at an annual rate of 0.10% of the Fund’s average daily Managed Assets.
      Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Administrator provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files registration statements of the Fund; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.
      Pursuant to an agreement between the Administrator and State Street Bank and Trust Company (“SSB”), the Investment Adviser has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.
Codes of Ethics
      The Fund, DeAM, Deutsche Bank Securities Inc. and the Subadviser have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund, employees of DeAM and employees of the Subadviser are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose

25

time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
      The Codes of Ethics may be inspected or obtained from the SEC’s public reference room. See “Additional Information” at page 45.
FUND SERVICE PROVIDERS
Independent Registered Public Accounting Firm
      Ernst & Young LLP (“E&Y”), 200 Clarendon Street, Boston, MA 02116, has been appointed as the independent registered public accounting firm for the Fund. E&Y audits the financial statements of the Fund and provides other audit, tax and related services. The statement of assets and liabilities of the Fund as of November 9, 2006 appearing in this SAI has been audited by E&Y, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
Legal Counsel
      Vedder, Price, Kaufman and Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund and its Independent Directors.
Custodian, Transfer Agent and Dividend-Disbursing Agent
      State Street Bank and Trust Company (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.
      DWS Scudder Investments Service Company(“DWS-SISC”), an affiliate of DeIM, serves as the dividend-disbursing agent and transfer agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.
      State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02109. DWS-SISC is located at 210 W. 10th Street, Kansas City, Missouri 64105-1614.
PORTFOLIO TRANSACTIONS
      The Subadviser is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.
      The policy of the Subadviser in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Subadviser seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Subadviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

26

      Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
      Transactions in fixed income and other over-the-counter securities are generally placed by the Subadviser with the principal market makers for these securities unless the Subadviser reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of DWS funds to their customers. However, the Subadviser does not consider sales of shares of DWS funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of DWS funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.
      The Subadviser is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. Currently, the Subadviser, however, does not as a matter of policy execute transactions with broker-dealers for the Funds in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Subadviser may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Subadviser’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Subadviser may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives. To the extent consistent with the interpretations of Section 28(e) of the 1934 Act, the Subadviser may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Subadviser to facilitate trading activity with those broker-dealers.
      Research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Subadviser in providing services to clients other than the Fund making the trade, and not all such information is used by the Subadviser in connection with the Fund. Conversely, such information provided to the Subadviser by broker-dealers through which other clients of the Subadviser effect securities transactions may be useful to the Subadviser in providing services to the Fund.
      The Subadviser will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.
      Investment decisions for the Fund and for other investment accounts managed by the Subadviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Subadviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each

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account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.
      The Subadviser and the investment team of the Fund manage other investment companies and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Subadviser has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest.
      Deutsche Bank AG or one of its affiliates (or in the case of the Subadviser, one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Subadviser, and, in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
      The Fund intends to maintain a prime brokerage arrangement to facilitate short sale transactions pursuant to a tri-party agreement between the Fund, the Custodian and the prime broker. A prime broker may provide, and the current prime broker of the Fund is expected to provide, services to the Fund in connection with the lending, short selling facilities and related services the prime broker provides to the Fund and other clients. As a result of these services, the Subadviser may have an incentive to use the prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).
DIVIDENDS
      Commencing with the first dividend, the Fund intends to distribute all or a portion of its net investment income monthly to holders of common stock. The Fund expects to declare its initial monthly dividend within 60 days and pay its initial monthly dividend within 80 days after the completion of this offering, depending upon market conditions. Dividends and distributions may be payable in cash or common stock, with the option to receive stock in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of monthly distributions may vary depending on a number of factors, including the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund’s Common Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized capital gains, if any, at least annually.
      Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
      While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred

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dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).
      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common stock in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common stock is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders.
U.S. FEDERAL INCOME TAX MATTERS
      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively and could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.
      The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed as described below) to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (collectively, the “90% income test”). In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships.
      If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes,

29

among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax generally on a portion of its undistributed ordinary income for any calendar year and capital gains for the one year period ending October 31 in such calendar year if it fails to meet certain distribution requirements with respect to such calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31). The Fund does not intend to make any distributions for the year ended December 31, 2006, and therefore, the Fund may be required to pay the federal excise tax for the year ended December 31, 2006. However, the Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and, therefore, under normal circumstances, does not expect to be subject to this excise tax.
      If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, as discussed below, and non-corporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2010, as discussed below, provided in each case that certain holding period and other requirements are satisfied.
      Certain distributions by the Fund, if any, may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including REITs).
      A Common Shareholder may elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund pursuant to the Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”). If a Common Shareholder does not elect to participate in the Plan, such Common Shareholder will receive distributions in cash. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.
      Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2010, qualified dividend income, if any, received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. “Qualified dividend income” generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations,” although dividends paid by REITs will not generally qualify as qualified dividend income. For these purposes, a “qualified foreign corporation” is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the

30

Code. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders to the extent of the aggregate dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For taxable years beginning after December 31, 2010, “qualified dividend income” will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, which currently reach a maximum rate of 35% for individuals, unless Congress enacts legislation providing otherwise.
      Distributions of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.
      If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.
      The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long- term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholders.
      Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.
      Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.
      If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies,

31

even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse federal income tax consequences, but (i) one such election would require the Fund to recognize taxable income or gain (which would be subject to tax distribution requirements) entirely as ordinary income without the concurrent receipt of cash and (ii) the other such election would require the Fund to recognize taxable income or gain (which would be subject to tax distribution requirements) without the concurrent receipt of cash and would also require the foreign corporation to provide the Fund with certain information necessary for such treatment, which such foreign corporation may or may not provide. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
      The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.
      If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.
      If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
      The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not qualify for the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax

32

elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.
      The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations may provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
      The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be able to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.
      At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing shares just prior to a distribution.
      Sales and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the shareholder’s adjusted tax basis in the shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund’s shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended

33

for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. Long-term capital gain rates of noncorporate shareholders have been reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2010. For taxable years beginning after December 31, 2010, the maximum noncorporate tax rate on long term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event a shareholder acquires substantially identical shares (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.
      From time to time, the Fund may repurchase its shares. Shareholders who tender all shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares (including those considered held through attribution), such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of shares, the Fund will be required to make additional distributions to its shareholders.
      The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate shares of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, “qualified dividend income,” ordinary income and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends made to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.
      Federal law requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.
      Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a shareholder who is a C corporation, such shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities

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are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
      The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).
      Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.
DIRECTORS AND OFFICERS
      The following table presents certain information regarding the Directors and Officers of the Fund as of September 30, 2006. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the shareholders.
Independent Directors

Name, Age,		Number of Funds in
Position(s) Held with the Fund and	Principal Occupation(s) During Past 5 Years and Other	DWS Fund
Length of Time Served(1)	Directorships Held	Complex Overseen

Shirley D. Peterson (65) Chairperson and Class III Director, 2006-present	Retired; formerly, President, Hood College (1995- 2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	65
Donald L. Dunaway (69) Class II Director, 2006-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	65

35

Name, Age,		Number of Funds in
Position(s) Held with the Fund and	Principal Occupation(s) During Past 5 Years and Other	DWS Fund
Length of Time Served(1)	Directorships Held	Complex Overseen

James R. Edgar (60) Class II Director, 2006-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	65
Paul K. Freeman (56) Class III Director, 2006-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	65
Robert B. Hoffman (69) Class I Director, 2006-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	65
William McClayton (61) Class III Director, 2006-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP, (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	65

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Name, Age,		Number of Funds in
Position(s) Held with the Fund and	Principal Occupation(s) During Past 5 Years and Other	DWS Fund
Length of Time Served(1)	Directorships Held	Complex Overseen

Robert H. Wadsworth (66) Class II Director, 2006-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	68
* Inception date of the corporation which was the predecessor to the L.L.C.
Interested Directors and Officers(2)

Name, Age,		Number of Funds in
Position(s) Held with the Fund and	Principal Occupation(s) During Past 5 Years and Other	DWS Fund
Length of Time Served(1)	Directorships Held	Complex Overseen

John W. Ballantine (60)(6) Class I Director, 2006-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	65
Axel Schwarzer (48) Class I Director, 2006-present	Managing Director(3), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

37

Name, Age,		Number of Funds in
Position(s) Held with the Fund and	Principal Occupation(s) During Past 5 Years and Other	DWS Fund
Length of Time Served(1)	Directorships Held	Complex Overseen

Michael G. Clark (41) President and Chief Executive Officer, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a
Philip J. Collora(4) (60) Vice President and Assistant Secretary, 2006-present	Director(3), Deutsche Asset Management	n/a
Paul H. Schubert (43) Chief Financial Officer and Treasurer, 2006-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a
John Millette(5) (44) Secretary, 2006-present	Director(3), Deutsche Asset Management	n/a
Patricia DeFilippis (1963) Assistant Secretary, 2006-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger(5) (44) Assistant Secretary, 2006-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson(5) (44) Assistant Secretary, 2006-present	Managing Director(3), Deutsche Asset Management	n/a
Scott M. McHugh(5) (35) Assistant Treasurer, 2006-present	Director(3), Deutsche Asset Management	n/a
Kathleen Sullivan D’Eramo(5) (49) Assistant Treasurer, 2006-present	Director(3), Deutsche Asset Management	n/a
John Robbins (40) Anti-Money Laundering Compliance Officer, 2006-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

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(1)	Length of time served represents the date that each Director was first elected to the Board of Directors. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of the Fund.

(2)	As a result of their respective positions held with the Investment Adviser, these individuals are considered “interested persons” of the Investment Adviser within the meaning of the 1940 Act. Such persons receive no compensation from the Fund.

(3)	Executive title, not a board directorship.

(4)	Address: 222 South Riverside Plaza, Chicago, Illinois, 60606.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

(6)	Mr. Ballantine owns securities of one or more underwriters or their affiliates and may be deemed an interested person for as long as those underwriters serve as a principal underwriter to the Fund.
      Directors Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund’s Board of Directors. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund’s Board members are not “interested persons” of the Investment Adviser, Subadviser, or principal underwriters.
      The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.
      Board Committees. The Board of Directors has established the following committees. The members of the committees also serve in similar capacities for other DWS Funds for which they serve as a board member.
      Audit Committee: The Audit Committee, which consists entirely of Independent Directors, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton.
      Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Directors, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Corporation.
      Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Directors, oversees the annual contract review process. The current members of the Contract Review Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Robert B. Hoffman.
      Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate).
      Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth.

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      Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing the Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. The members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth.
      Remuneration. Each Director who is not an interested person of the Investment Adviser or Sub-Adviser receives an annual base retainer, paid quarterly, and, as applicable, additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Directors serve as board members of various other funds advised by the Investment Adviser. The Investment Adviser supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Fund and receives a management fee for its services.
      The Board of Directors of the Fund established a deferred compensation plan for the Independent Directors (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Directors may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Investment Adviser (“Shadow Shares”).
      Members of the Board of Directors who are officers, directors, employees or stockholders of the Investment Adviser or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Investment Adviser, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Directors are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation of each Director from the Fund estimated for the current calendar year and aggregate compensation received by each Director from the DWS fund complex during the calendar year 2005.

		Pension or
		Retirement Benefits	Total Compensation Paid
		Accrued as Part of	to Directors from DWS
Name of Director	Compensation from Fund	Fund Expenses	Fund Complex(3)(4)

John W. Ballantine*	$	$0	$215,150
Donald L. Dunaway(1)	$	$0	$224,660
James R. Edgar(2)	$	$0	$173,790
Paul K. Freeman	$	$0	$215,150
Robert B. Hoffman	$	$0	$187,940
William McClayton	$	$0	$181,180
Shirley D. Peterson(5)	$	$0	$208,580
Axel Schwarzer*	$	$0	$0
Robert H. Wadsworth	$	$0	$224,510

*	Mr. Ballantine may be deemed an interested person because of stock ownership of certain underwriters or their affiliates, but is not an interested person of the Investment Adviser. Accordingly, Mr. Ballantine is compensated by the Fund. Mr. Schwarzer is an interested person of the Investment Adviser and receives no compensation from the Fund or any fund in the fund complex.

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees with respect to other DWS Funds for which he serves as a Board member. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Investment Adviser.

(2)	Includes deferred fees with respect to other DWS Funds for which he serves as a Board member. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Investment Adviser in which compensation may be deferred by Governor Edgar.

40

(3)	For each Director, except Mr. Wadsworth and Mr. Schwarzer, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Director, except Mr. Wadsworth and Mr. Schwarzer, currently serves on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 72 funds/portfolios. Mr. Schwarzer currently serves on the boards of 34 trusts/corporations comprised of 86 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Directors for numerous special meetings of ad hoc committees in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Investment Adviser.

(5)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.
      Mr. Freeman, prior to his service as Independent Director of the Fund, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.
      Director Fund Ownership. Under the Fund’s Governance Procedures and Guidelines, the Independent Directors have established the expectation that within three years of becoming a Director, an Independent Director will have invested an amount in the funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in the DWS Funds) in the aggregate in excess of $150,000. Each interested Director is also encouraged to own an amount of shares (based upon their own individual judgment) of the Fund that is suitable for his or her own appropriate investment needs. The following tables set forth each Director’s share ownership of the Fund and all funds in the DWS fund complex overseen by each Director as of December 31, 2005.

Aggregate Dollar Range of
Securities Owned in All Funds
	Dollar Range of Fund	in the DWS Fund Complex
Name of Director	Shares Owned in the Fund	Overseen by Director

John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
Axel Schwarzer	None	None****
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes Shadow Shares of certain DWS Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other DWS Funds as of December 31, 2005.

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***	Mr. McClayton was appointed as a board member to various DWS Funds on December 30, 2004.

****	Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.
PROXY VOTING GUIDELINES
      The Fund has delegated proxy voting responsibilities to the Investment Adviser, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Investment Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Investment Adviser has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Investment Adviser and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Investment Adviser’s general position on various proposals, such as:

•	Shareholder Rights — The Investment Adviser generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Investment Adviser generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Investment Adviser generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Investment Adviser generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Investment Adviser generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Investment Adviser generally votes for fair price proposals.

•	Compensation Matters — The Investment Adviser generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Investment Adviser generally votes against stock option plans that do not meet the Investment Adviser’s criteria.

•	Routine Matters — The Investment Adviser generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.
      The general provisions described above do not apply to investment companies. The Investment Adviser generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Investment Adviser or an affiliate serves as investment adviser or principal underwriter (“affiliated investment companies”). The Investment Adviser votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.
      Although the Guidelines set forth the Investment Adviser’s general voting positions on various proposals, the Investment Adviser may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.
      The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Investment Adviser or an affiliate serves as investment adviser or sponsor.
      The Investment Adviser may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

42

      As mentioned above, the Policies describe the way in which the Investment Adviser resolves conflicts of interest. To resolve conflicts, the Investment Adviser, under normal circumstances, votes proxies in accordance with its Guidelines. If the Investment Adviser departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Investment Adviser will vote the proxy. Before voting any such proxy, however, the Investment Adviser’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Investment Adviser has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Investment Adviser has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Investment Adviser will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.
      Under certain circumstances, the Investment Adviser may not be able to vote proxies or the Investment Adviser may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Investment Adviser may not vote proxies on certain foreign securities due to local restrictions or customs. The Investment Adviser generally does not vote proxies on securities subject to share blocking restrictions.
      When available, you may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30th of each year by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (type “proxy voting” in the search field).
ADDITIONAL INFORMATION
      A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
      The Registration Statement and the Codes of Ethics may be viewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Securities and Exchange Commission’s Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The Registration Statement and the Codes of Ethics also may be available on the Edgar Database on the Securities and Exchange Commission’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this prospectus.

43

STATEMENT OF ASSETS AND LIABILITIES AND REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholder and the Board of Directors of DWS Dreman Value Income Edge Fund, Inc.:
      We have audited the accompanying statement of assets and liabilities of DWS Dreman Value Income Edge Fund, Inc. as of November 9, 2006. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.
      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of DWS Dreman Value Income Edge Fund, Inc. at November 9, 2006, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP
Boston, Massachusetts
November 13, 2006

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DWS Dreman Value Income Edge Fund. Inc.
STATEMENT OF ASSETS AND LIABILITIES
November 9, 2006

ASSETS
Cash	$100,000
Deferred offering costs	1,065,500

Total assets	$1,165,500

LIABILITIES
Accrued expenses	$1,065,500

Total liabilities	$1,065,500

Net Assets	$100,000

Net Assets consist of:
Common Shares	$52
Additional paid-in capital	99,948

Net Assets	$100,000

Net asset value per share ($100,000/5,235.602 shares of common stock outstanding, $.01 par value, 100,000,000 shares authorized)	$19.100

Maximum offering price per share(100/95.5 of $19.10)	$20.000

See accompanying Notes to the Statement of Assets and Liabilities

45

Notes to the Statement of Assets and Liabilities
Significant Accounting Policies
      DWS Dreman Value Income Edge Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company organized as a Maryland corporation on September 13, 2006. The authorized capital stock of the Fund consists of 100,000,000 shares of a par value of $0.01 each, all of which are initially classified as Common Stock. On November 9, 2006, Deutsche Investment Management Americas Inc. (DelM), purchased 5,235.602 shares of common stock for $100,000. The Board of Directors have the authority to classify and reclassify and unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval. The Fund has had no operations to date other than the sale and issuance to DelM of 5,235.602 shares of common stock and matters relating to its organization and registration as a non-diversified closed-end management investment company.
      The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.
      Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to registered investment companies, and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision was required.
      Offering Costs. Offering costs of up to $.04 per share of the Fund’s Common Shares issued will be incurred by the Fund in connection with its offering. Offering costs estimated to be $1,065,500 will be charged directly to paid-in-capital upon sales of shares.
      Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Related Parties
     Management Agreement
      Deutsche Investment Management Americas Inc., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Investment Adviser. The Fund has entered into an Investment Management Agreement with the Investment Adviser, under which the Investment Adviser provides continuing investment management of the assets of the Fund in accordance with the Fund’s investment objective, policies and restrictions. The Investment Adviser services include, but are not limited to, the supervision and oversight of the activities of the Fund’s Subadviser and monitoring the Fund’s performance and compliance with its investment guidelines. The Investment Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.00% of the average daily Managed Assets of the Fund. Dreman Value Management LLC acts as the Fund’s Subadviser pursuant to the sub-advisory agreement, and is responsible for the day-to-day management of the Fund’s portfolio.
      DelM has agreed to pay all of the Fund’s organizational costs and the amount by which the Fund’s offering costs (other than sales load) exceed $0.04 per share.
     Administrator
      DelM serves as the Fund’s administrator. The Fund has entered into an Administrative Services Agreement with DelM under which the Adviser provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Adviser an annual fee of 0.10% of the Fund’s average daily Managed Assets.

46

     Dividend-Disbursing Agent and Transfer Agent
      DWS Scudder Investments Service Company, an affiliate of DelM, serves as the dividend-disbursing agent and transfer agent for the Fund.

47

APPENDIX: A DESCRIPTION OF RATINGS
Standard & Poor’s Corporation Bond Ratings
      AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
      AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
      A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
      BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
      BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
      CI. The rating CI is reserved for income bonds on which no interest is being paid.
      D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service, Inc. Bond Ratings
      AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
      Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
      A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
      Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
      Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
      Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
      Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
      C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Long-Term Debt Ratings
      AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
      AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
      A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
      BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
      BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
      B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
      CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
      DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.
      Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Commercial Paper Ratings
      Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.
      The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

PART C — OTHER INFORMATION

Item 25:	Financial Statements and Exhibits
      1.   Financial Statements:

Part A — None

Part B — Report of Independent Registered Public Accounting Firm and Audited Statement of Assets and Liabilities and notes thereto as of November 9, 2006.(2)

      2.   Exhibits:

a.1. Articles of Incorporation.(1)

a.2. Articles of Amendment and Restatement.(1)

b.1. By-Laws.(1)

b.2. Amended and Restated By-Laws.(1)

c. Not applicable.

d. Form of specimen share certificate.(2)

e. Form of Dividend Reinvestment and Cash Purchase Plan.(2)

f. None.

g.1. Form of Investment Management Agreement.(2)

g.2. Form of Sub-Advisory Agreement.(2)

h.1. Form of Underwriting Agreement.*

h.2. Form of Marketing and Structuring Fee Agreement.*

h.3. Form of Structuring Fee Agreement.*

h.4. Form of Standard Dealer Agreement.(2)

h.5. Form of Master Agreement Among Underwriters.(2)

i. Not applicable.

j. Custodian Agreement.*

k.1. Form of Transfer Agency, Registrar and Dividend

Disbursing Agency Agreement.(2)

k.2. Form of Administrative Services Agreement.(2)

l. Opinion of Ober, Kaler, Grimes & Shriver.(2)

m. None.

n. Consent of Independent Registered Public Accounting Firm.(2)

o. Not applicable.

p. Purchase Agreement.(2)

q. Not Applicable.

r.1. Code of Ethics of the Fund.(2)

r.2. Code of Ethics of the Investment Adviser.(2)

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r.3. Code of Ethics of the Sub-Adviser.(2)

r.4. Code of Ethics of Principal Underwriter.(2)

s. Power of Attorney.(1)

*	To be filed by amendment.

(1)	Previously filed.

(2)	Filed herewith.

Item 26.	Marketing Arrangements
      Reference will be made to the form of underwriting agreement and related agreements for the Registrant’s shares of common stock to be filed in an amendment to the Registrant’s Registration Statement.
Item 27.     Other Expenses and Distribution
      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement*:

Registration fees	$91,000
New York Stock Exchange listing fee	50,000
Printing and engraving expenses	375,000
Auditing fees and expenses	75,000
Legal fees and expenses	325,000
NASD fees	75,500
Miscellaneous	150,000

Total	$1,141,500

*	As described in the prospectus, the Adviser has agreed to bear all organizational expenses of the Fund and stock offering expenses of the Fund that exceed $0.04 per share of the Fund’s common stock (other than the sales load).

Item 28.	Persons Controlled by or under Common Control
      None.

Item 29.	Number of Holders of Securities
      As of November 9, 2006, the number of record holders of each class of securities of the Registrant was:

Number of
Title of Class	Record Holders

Common Shares, par value, $.01 per share	1

Item 30.	Indemnification
      The charter of the Registrant provides that, to the fullest extent that limitations on the liability of directors and officers are permitted by Maryland law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Article 2, Section 405.2 of the Maryland General Corporation Law provides that the charter of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages except to the extent (i) that it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services

2

actually received; or (ii) that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.
      The Registrant’s charter further provides that the Registrant has the power to obligate itself to indemnify any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Registrant, or is or was serving while a director or officer of the Registrant at the request of the Registrant as a director, officer, partner, manager, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under Maryland law, the 1933 Act and the 1940 Act, as such statutes are now or hereinafter in force.
      In addition, the Registrant’s charter also provides that the Registrant has the power to advance expenses to its currently acting and its former directors and officers to the fullest extent that advancement of expenses is permitted by Maryland law, the 1933 Act, and the 1940 Act, as such statutes are now or hereinafter in force.
      The Board of Directors may by by-law, resolution or agreement make further provision for indemnification and advancement of expenses of directors, officers, employees and agents to the fullest extent permitted by Maryland law.
      The Registrant’s charter also provides that no (i) provision of the charter shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which the person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the person’s office and (ii) amendment to the charter of the Registrant shall affect any right of any person based on any act or failure to act which occurred prior to the amendment.
      The Registrant’s By-Laws obligate the Registrant, to the maximum extent permitted by the Maryland General Corporation Law, the 1933 Act and the 1940 Act, to indemnify any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer, or is or was serving while a director or officer at the request of the Registrant as a director, officer, partner, manager, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit or proceeding, except that such indemnity shall not protect any such person against any liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the person’s office.
      The Registrant’s By-Laws further provide that the Registrant shall advance expenses to its current and former directors and officers; provided, however, (1) the person seeking the advance of expenses shall provide a security in form and amount acceptable to the Registrant; (2) the Registrant is insured against losses arising by reason of the advance; or (3) a majority of a quorum of Directors of the Registrant who are neither “interested persons” as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding (“disinterested non-party Directors”) or independent legal counsel, in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.
      Reference is also made to the Investment Management Agreement, filed as Exhibit (g)(i) hereto and to the Underwriting Agreement, filed as Exhibit (h)(1) hereto. Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the

3

opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.
      Each of the directors who is not an “interested person” (as defined under the Investment Company Act of 1940) of the Adviser (a “Non-interested Director”) has entered into an indemnification agreement with the Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the charter. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Item 31.	Business and Other Connections of Investment Adviser
      The description of the Investment Adviser under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.
      For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-27291) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

Item 32.	Location of Accounts and Records
      The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Investment Adviser, at 345 Park Avenue, New York, New York 10154; the Registrant’s Subadviser, Dreman Value Management, LLC, at 520 East Cooper Avenue 230-4, Aspen, Colorado 81611; the Registrant’s transfer agent, DWS Scudder Investment Services Company, at 210 W. 10th Street, Kansas City, Missouri 64105-1614; and the Registrant’s custodian, State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts 02109.

Item 33.	Management Services
      Not applicable.

Item 34.	Undertakings
      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
      2. Not applicable.

4

      3. Not applicable.
      4. Not applicable.
      5. The Registrant undertakes that:

a. for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

5

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, DWS Dreman Value Income Edge Fund, Inc., has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, the state of New York, on the 15th day of November, 2006.

By	/s/ Michael G. Clark

Michael G. Clark, President and Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement of DWS Dreman Value Income Edge Fund, Inc. has been signed below by the following persons in the capacities and on the date indicated.

/s/ Michael G. Clark Michael G. Clark		President and Chief Executive Officer	November 15, 2006

/s/ Paul H. Schubert Paul H. Schubert		Chief Financial Officer and Treasurer	November 15, 2006

/s/ Shirley D. Peterson Shirley D. Peterson*		Director	November 15, 2006

/s/ John W. Ballantine John W. Ballantine*		Director	November 15, 2006

/s/ James R. Edgar James R. Edgar*		Director	November 15, 2006

/s/ William McClayton William McClayton*		Director	November 15, 2006

/s/ Robert H. Wadsworth Robert H. Wadsworth*		Director	November 15, 2006

*By:	/s/ Michael G. Clark Michael G. Clark**

**	Attorney-in-fact pursuant to the power of attorney previously filed in Pre-Effective Amendment No. 1 to the Registration Statement as filed on October 25, 2006.

6

EXHIBIT INDEX

d.	Form of specimen share certificate
e.	Form of Dividend Reinvestment and Cash Purchase Plan
g.1.	Form of Investment Management Agreement
g.2.	Form of Sub-Advisory Agreement
h.4.	Form of Standard Dealer Agreement
h.5.	Form of Master Agreement Among Underwriters
k.1.	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement
k.2.	Form of Administrative Services Agreement
l.	Opinion of Ober, Kaler, Grimes & Shriver
n.	Consent of Independent Registered Public Accounting Firm
p.	Purchase Agreement
r.1.	Code of Ethics of the Fund
r.2.	Code of Ethics of the Investment Adviser
r.3.	Code of Ethics of the Sub-Adviser
r.4.	Code of Ethics of Principal Underwriter